UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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ADVANCED SERIES TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

March 2, 2023

To the Shareholders:

At a meeting held on September 19-20, 2022, the Board of Trustees (the Board) of the Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory and sub-subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved a new subadvisory agreement (the New Subadvisory Agreement) and new sub-subadvisory agreements (each, a New Sub- Subadvisory Agreement, collectively the New Sub-Subadvisory Agreements, and with the New Subadvisory Agreement, the New Agreements) for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio). Effective December 9, 2022, Systematica Investments Limited as general partner of Systematica Investment LP (Systematica Limited) was added as a new subadviser to serve alongside the Portfolio's existing subadvisers, Jennison Associates LLC (Jennison), J.P. Morgan Investment Management Inc. (J.P. Morgan), Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management Inc. (Morgan Stanley), PGIM, Inc., PGIM Quantitative Solutions LLC (PGIM Quant Solutions), Wellington Management Company LLP (Wellington), Western Asset Management Company, LLC and Western Asset Management Company Limited (WAMCO). Also, effective December 9, 2022, Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively with Systematica Limited, Systematica) were added as new sub-subadvisers to the Portfolio. The New Agreements were approved in connection with the anticipated acquisition of the business of First Quadrant, LLC (FQ), the previous subadviser responsible for the currency sleeve of the Portfolio, by Systematica. The New Agreements became effective on December 9, 2022.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreement with Systematica Limited. Systematica Limited entered into the New Sub-Subadvisory Agreements with each of each of Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP. The New Agreements became effective December 9, 2022. The New Agreements will not affect the subadvisory agreements with Jennison, J.P. Morgan, MFS, Morgan Stanley, PGIM, Inc., PGIM Quant Solutions, Wellington, and WAMCO. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Agreements. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio's subadvisory arrangements.

By order of the Board,

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTASAAIS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

March 2, 2023

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio's investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory and sub-subadvisory agreements for the Portfolio. At a meeting held on September 19-20, 2022, the Board, including a majority of the Trustees who are not parties to the new agreements and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved a new subadvisory agreement (the New Subadvisory Agreement) with respect to the Portfolio between the Manager and Systematica Investments Limited as general partner of Systematica Investment LP (Systematica Limited). The Board also approved new sub-subadvisory agreements (the New Sub-Subadvisory Agreements and together with the New Subadvisory Agreement, the New Agreements) between Systematica Limited and each of Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively with Systematica Limited, Systematica).1 The purpose of the New Agreements were to replace the prior subadvisory agreement for the Portfolio (the Prior Subadvisory Agreement) between the Manager and First Quadrant, LLC (FQ). The new agreements were entered on December 1, 2022 and became effective December 9, 2022. Prior to December 9, 2022, FQ served as the responsible subadviser for the currency sleeve of the Portfolio.

Notwithstanding the New Agreements, the Portfolio's other subadvisory arrangements with Jennison Associates LLC (Jennison), J.P. Morgan Investment Management Inc. (J.P. Morgan), Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management Inc. (Morgan Stanley), PGIM, Inc., PGIM Quantitative Solutions LLC (PGIM Quant Solutions), Wellington Management Company LLP (Wellington), Western Asset Management Company, LLC and Western Asset Management Company Limited (WAMCO) will not change.

Each of Jennison, J.P. Morgan, MFS, Morgan Stanley, PGIM, Inc., PGIM Quant Solutions, Systematica, Wellington, and WAMCO are referred to herein as a "Subadviser" or collectively as the "Subadvisers."

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Agreements. The Management Agreement and the subadvisory agreements between the Manager and each of Jennison, J.P. Morgan, MFS, Morgan Stanley, PGIM, Inc., PGIM Quant Solutions, Wellington, and WAMCO were last approved by the Trustees, including a majority of the Independent Trustees, at the June 2022 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio.

A Notice of Internet Availability for this information statement will be mailed on or about March 2, 2023 to shareholders investing in the Portfolio as of December 9, 2022.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1Each of Systematica Investments GP Limited, acting through its Geneva branch as general partner of Systematica Investments Guernsey LP, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively, the Systematica Group) serve as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with Systematica Investments Limited, acting as general partner of Systematica Investments LP.

NEW SUBADVISORY AND SUB-SUBADVISORY AGREEMENTS

Approval of Subadvisory and Sub-Subadvisory Agreements

At a meeting of the Board of Trustees (the Board) of Advanced Series Trust (AST) held on September 19-20, 2022 (the Board Meeting), the Board considered a new subadvisory agreement (the New Subadvisory Agreement) with respect to the AST Academic Strategies Asset Allocation Portfolio (the Portfolio) between PGIM Investments LLC and AST Investment Services, Inc. (together, the Manager) and Systematica Investments Limited as general partner of Systematica Investment LP (Systematica Limited). The Board also considered new sub-subadvisory agreements (the New Sub-Subadvisory Agreements and together with the New Subadvisory Agreement, the New Agreements) between Systematica Limited and each of Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively with Systematica Limited, Systematica). The Board noted that the purpose of the New Agreements were to replace the prior subadvisory agreement for the Portfolio (the Prior Subadvisory Agreement) between the Manager and First Quadrant, LLC (FQ). The Board also noted that, notwithstanding the proposed New Agreements, the Portfolio's other subadvisory arrangements with Jennison Associates LLC, J.P. Morgan Investment Management Inc., Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., PGIM, Inc., PGIM Quantitative Solutions LLC, Wellington Management Company LLP, Western Asset Management Company, LLC and Western Asset Management Company Limited will not change.

In advance of the Board Meeting, the Board requested and received materials relating to each of the New Agreements and had the opportunity to ask questions and request further information in connection with its consideration.

As such meeting, the Board, including all of the trustees who are not parties to the New Agreements or interested persons of any such party, as defined in the Investment Company Act of 1940 (the 1940 Act) (the Independent Trustees), approved the New Agreements after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

Before approving the New Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by Systematica; comparable performance information; the fees to be paid by the Manager to Systematica; profitability; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to Systematica. The Board also considered information provided by the Manager and FQ with respect to FQ's current management of the Portfolio, which information had been provided throughout the year at regular Board meetings. In connection with its deliberations, the Board considered information provided by the Manager and Systematica at, or in advance of, the Board Meeting. The Board had the opportunity to ask questions and request further information in connection with its considerations. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve each of the New Agreements.

The Board determined that the overall arrangements between the Manager and Systematica were appropriate in light of the services to be performed and the fee arrangements under each of the New Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of each of the New Agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by FQ under the Prior Subadvisory Agreement and those that would be provided by Systematica under the New Agreements. The Board noted that the nature and extent of services provided to the Portfolio under the Prior Subadvisory Agreement, and those that would be provided to the Portfolio under the New Agreements, were similar in that Systematica is required to provide day- to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of Systematica, among other relevant information. The Board noted that it had also received favorable compliance reports regarding Systematica from AST's Chief Compliance Officer.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by Systematica, the background information that it had reviewed regarding Systematica, and its prior experience with FQ, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by Systematica.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolio and the sleeve of the Portfolio managed by FQ. The Board noted that Systematica would manage the assets of the Portfolio pursuant to the same investment strategy currently utilized by FQ. The Board also noted that FQ's key investment teams, including those that manage the Portfolio, are expected to move to Systematica. The Board noted that it reviewed performance information related to the investment strategy of the sleeve of the Portfolio managed by FQ at the June 2022 Board meeting. The Board concluded that it was satisfied with the performance information it received with respect to Systematica.

The Board noted that it would consider performance information as part of future annual reviews of the New Agreements.

Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Manager to Systematica under the New Subadvisory Agreement. The Board noted that Systematica would be paid the same subadvisory fee rate that the Manager paid FQ for serving as subadviser to the Portfolio. The Board considered the current and proposed subadvisory arrangements for the Portfolio. The Board also noted that any sub-subadvisory fee to be paid pursuant to the New Sub-Subadvisory Agreements would be paid by Systematica Limited, not the Portfolio or the Manager.

Profitability

Because the engagement of Systematica with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolio. The Board noted that, since Systematica is not affiliated with the Manager, the revenues derived by Systematica under the New Agreements would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, including Systematica, may not be as significant as the Manager's profitability, given the arm's- length nature of the process by which the subadvisory fee rates were negotiated by the Manager and Systematica, as well as the fact that the Manager compensates Systematica out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of the New Agreements.

Economies of Scale

The Board considered the potential economies of scale as the Portfolio grows in size. The Board considered that the subadvisory fee schedules for the Portfolio under the New Subadvisory Agreement with Systematica Limited contains breakpoints that reduce the subadvisory fee rates paid by the Manager to Systematica Limited on assets above specified levels. The subadvisory fees are paid by the Manager, not the Portfolio, and as such, the subadvisory fee schedule does not directly impact the Portfolio's expense ratios. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Agreements.

Other Benefits to Systematica

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Systematica, and its respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by Systematica were consistent with those generally derived by advisers to other mutual funds and to other AST portfolios.

The Board also concluded that any potential benefits to be derived by Systematica were similar to the benefits derived by the Manager and other subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by Systematica included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Agreements.

***

After full consideration of these factors, the Board approved each of the New Agreements for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A, and form of the new Sub-Subadvisory Agreements are attached as Exhibit B.

Information about the New Subadvisers

Systematica Investments Limited, acting as general partner of Systematica Investments LP (Systematica). Systematica launched in January 2015 after a decade of experience managing investor capital and a track record dating back to 2004. Systematica is a technology-driven firm focused on a quantitative and systematic approach to investing. The firm was founded by Leda Braga and has an investment philosophy based upon a disciplined research process and technological innovation. The

Systematica Group has a global presence with offices in Jersey, Geneva, London, New York, Singapore and Shanghai. Systematica is licensed and regulated for the relevant classes of fund services business by the Jersey Financial Services Commission under the Financial Services (Jersey) Law 1998, as amended from time to time. Systematica Investments Limited is registered as an investment adviser with the U.S. Securities and Exchange Commission under the United States Investment Advisers Act of 1940, as amended. Systematica Investments Limited is also registered with the United States Commodity Futures Trading Commission as a commodity trading advisor and as a commodity pool operator and is a member of the U.S. National Futures Association in such capacity and is approved as a swap firm. As of December 31, 2022, Systematica and its affiliates within Systematica Investments Limited were managing in the aggregate approximately $17.3 billion in assets, as of December 31, 2022, in various institutional or separately managed, investment company, and insurance accounts. Systematica Investments Limited acts solely in its capacity as the general partner of Systematica Investments LP, a Guernsey limited partnership. Unlike a U.S. limited partnership, Systematica Investments LP does not have legal personality and therefore acts through its general partner, Systematica Investments Limited.

*Systematica Investments Limited, acting as general partner of Systematica Investments LP/ Systematica Investments GP Limited, acting through its Geneva branch as general partner of Systematica Investments Guernsey LP/ Systematica Investments Singapore Pte. Ltd/ Systematica Investments UK LLP (collectively, the Systematica Group).

Additional information about Systematica is attached as Exhibit C.

Terms of the New Subadvisory Agreement and the New Sub-Subadvisory Agreements

The material terms of the New Subadvisory Agreement are substantially similar to the material terms of the prior subadvisory agreement for the Portfolio between the Manager and FQ, except for the identity of the parties. The New Subadviser is compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the prior subadvisory agreement with FQ, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to FQ and Systematica for the fiscal year ended December 31, 2022, are set forth below:

Subadviser	Prior Subadvisory Fee Rate	New/Current Subadvisory	Subadvisory Fees
		Fee Rates	Paid for the
Fiscal Year Ended
December 31, 2022
First Quadrant,	0.65% of average daily net assets to	N/A	$938,749
LLC (FQ),	$100 million;
0.55% of average daily net assets from
$100 million to $200 million; and
0.50% of average daily net assets over
$200 million.
Systematica	N/A	0.65% of average daily net assets	$56,017
Investments		to $100 million;
Limited, acting as		0.55% of average daily net assets
general partner of		from $100 million to $200 million;
Systematica		0.50% of average daily net assets
Investments LP*		over $200 million.

*Systematica: Each of Systematica Investments GP Limited, acting through its Geneva branch as general partner of Systematica Investments Guernsey LP, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively, the Systematica Permitted Delegates) serve as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with Systematica Investments Limited, acting as general partner of Systematica Investments LP. The fees for the services of the Systematica Permitted Delegates are paid by Systematica, not the Portfolio or the Manager.

The New Subadvisory Agreement provides, as did the prior subadvisory agreement, that subject to the supervision of the Manager and the Board, the Subadviser is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadviser will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that

(i)the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by the Subadviser, or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the Subadviser will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

The New Sub-Subadvisory Agreements will continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that the agreements may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by Systematica at any time, without the payment of any penalty, on not more than 60 days', nor less than 30 days', written notice to the other party. The New Sub-Subadvisory Agreements shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement or the New Subadvisory Agreement with Systematica.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2022, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $283.5 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2022, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $116.2 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers, and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with the Subadvisers, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to the New Subadvisers, respectively, pursuant to the New Subadvisory Agreement; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment
		Management Fees Paid for
		the Fiscal Year Ended
		December 31, 2022
AST Academic Strategies	0.9325% of average daily net assets to $300 million;	$28,823,286
Asset Allocation Portfolio†	0.9225% on next $200 million of average daily net assets;
	0.9125% on next $250 million of average daily net assets;
	0.9025% on next $2.5 billion of average daily net assets;
	0.8925% on next $2.75 billion of average daily net assets;
	0.8625% on next $4 billion of average daily net assets;
	0.8425% on next $2.5 billion of average daily net assets;
	0.8225% on next $2.5 billion of average daily net assets;
	0.8025% on next $5 billion of average daily net assets;
	0.7825% on next $5 billion of average daily net assets;
	0.7625% on next $5 billion of average daily net assets;
	0.7425% on next $5 billion of average daily net assets;
	0.7225% on next $5 billion of average daily net assets;
	and 0.7025% over $40 billion of average daily net assets.

†The Manager will aggregate assets with the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio for the purpose of calculating the management fee for each Portfolio.

*The Manager has contractually agreed to waive 0.02% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive 0.0002% of its management fee through June 30, 2023. The Manager and the Distributor have also contractually agreed to waive a portion of their management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio's investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.13% of the Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer,	President, Chief Executive Officer, Chief
	Chief Operating Officer, Officer-in-	Operating Officer and Officer in Charge of
	Charge	PGIM Investments LLC (formerly known as
Prudential Investments LLC) (since January
2012); formerly Executive Vice President of
Jennison Associates LLC and Head of Retail
Distribution of PGIM Investments LLC (June
2005-December 2011); Investment Company
Institute - Board of Governors (since May 2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Executive Vice
President (June 2009-June 2012) and Vice
President (since June 2012) of Prudential
Investment Management Services LLC;
Executive Vice President (since September 2009)
of AST Investment Services, Inc.; Senior Vice
President of Product Development and
Marketing, PGIM Investments (since February
2006); Executive Vice President (since June
2019) of Prudential Trust Company; formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
Timothy S. Cronin	Director, President, Chief Executive	President, Chief Executive Officer, Chief
	Officer, Chief Operating Officer,	Operating Officer, Officer-In-Charge (since
	Officer-in-Charge	March 2006), Director (since June 2005) of AST
Investment Services, Inc.; Senior Vice President
of PGIM Investments LLC (since May 2009);
Vice President (since July 2006) of Pruco Life
Insurance Company and Pruco Life Insurance
Company of New Jersey; Senior Vice president
(since May 2006) of Prudential Annuities Life
Assurance Corporation; Vice President of
Prudential Annuities, Inc. (since May 2003).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive Officer
(since December 2019) of Pruco Life Insurance
Company, Pruco Life Insurance Company of
New Jersey, Prudential Annuities Holding
Company, Inc., Prudential Annuities Information
Services & Technology Corporation, Prudential
Annuities Life Assurance Corporation,
Prudential Annuities, Inc. and Prudential Life
Insurance Company of Taiwan Inc.; Senior Vice
President, Annuities (since December 2019) of
Prudential Financial, Inc. and The Prudential
Insurance Company of America.

* Mr. Benjamin's principal address is 655 Broad Street, 6th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer, Officer-
in-Charge

Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and	Chief Legal Officer, Executive Vice	N/A
	Assistant Secretary	President and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice	N/A
President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Isabelle Sajous	Chief Compliance Officer	Chief Compliance Officer and Vice	Chief Compliance Officer
President
Christian J. Kelly	Treasurer & Principal	Assistant Treasurer and Vice	Vice President
	Financial and Accounting	President
Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 6th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid

AST Academic Strategies Asset Allocation Portfolio	$8,114,696

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
AST Academic Strategies Asset Allocation Portfolio	$1,501,837

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit D to this information statement.

Andrew R. French

Secretary

Dated: March 2, 2023

EXHIBIT A

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 1st day of December, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers),and Systematica Investments Limited, a Jersey limited company, acting solely in its capacity as general partner of Systematica Investments LP (Systematica or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser, with effect from December 9, 2022 or such later date on which a portion of the Trust's portfolio is first delegated to the Subadviser formanagement in accordance with Clause 1(a) below (the Effective Date), to provide investment advisory services to the Trustand one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, starting with the Effective Date,the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies andrestrictions (the Investment Guidelines) as stated in its then current prospectus and statement of additional information (suchprospectus and statement of additional information as currently in effect and as amended or supplemented from time to time (provided the Subadviser is notified a reasonable period in advance of any proposed amendments or changes that would affect the Subadviser's provision of services hereunder), being herein called the Prospectus), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, andshall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust,and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents), provided the Subadviseris given reasonable advance notice of any changes to the Trust Documents previously provided to the Subadviser where such changes would materially adversely affect the obligations of the Subadviser under this Agreement, and with the reasonable instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, reasonably co-operatewith the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, provided that the Subadviser shall not be responsible for the Trust's compliance with such laws and regulations where compliance is required by parties other than the Subadviser. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission) and are required to be filed by the Subadviser (and not the Trust or the Co-Managers).

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futurescommission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers). Each of the Co-Managers agrees that the Subadviser may appoint such executing brokers in respect of the Trust that it determines from time to time. The Subadviser agrees that when executing orders for the Trust pursuant to this Agreement, the Subadviser will seek best execution consistent with applicable law and comply with its order execution and allocation policies. The Co- Managers acknowledge that they have received copies of the Subadviser's order execution and allocation policies for themselves and on behalf of the Trust (the Order Execution Policy and the Allocation Policy, respectively), as may be amended from time to time, provided that, to the extent there are any material amendments to the Order Execution Policy or the Allocation Policy, an updated policy will be provided to the Co- Managers (and are otherwise available upon requestto the Subadviser). Each of the Co-Managers for themselves and on behalf of the Trust acknowledges that aggregation mayon some occasions operate to the disadvantage of the Trust.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as and to the extent required of the Subadviser by Rule 31a-l under the 1940 Act (where such records are not otherwise kept by the Trust, the Co-Managers or such other Trust service provider), and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities. The Subadviser confirms it hasestablished and maintains a conflicts of interest policy, a copy of which is available upon request to the Subadviser, in orderto seek to identify, monitor and manage actual and potential conflicts of interest.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day (being any day on which banks are open for business in London and New York, a Business Day) with information relating to all transactions concerning theportion of the Trust's assets it manages, and shall provide the Co-Managers with such information within its possession uponreasonable request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser (non-affiliated with Systematica) to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(viii)The Subadviser is licensed and regulated for the conduct of "fund services business" by the Jersey Financial Services

Commission (the JFSC), and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates under the Financial Services (Jersey) Law, 1998, as amended (the FSJL). The Subadviser hereby covenants with the Co-Managers that for so long as this Agreement remains in force it shall carry out its duties and obligations and exercise its powers and discretions under this Agreement in accordance with the FSJL andthe Codes of Practice for fund services business promulgated by the JFSC and as amended and updated from time to time.

The Subadviser has designated the Trust as a "collective investment fund" for the purposes of the Collective Investment Funds (Jersey) Law 1988. The Subadviser hereby covenants with the Co-Managers that for so long as this Agreement remains in force it shall carry out its duties and obligations and exercise its powers and discretions under this Agreement in accordance with the FSJL and the Codes of Practice for fund services business promulgated by the JFSC and as amended and updated from time to time.

(ix)The Co-Managers confirm that the Subadviser shall not be appointed, and shall not serve, as the alternative investmentfund manager of the Trust for the purposes of Directive 2011/61/EU of the European Parliament and the Council of the European Union on alternative investment fund managers and any applicable implementing legislation, regulations or rulesthereunder in each case as may be altered, amended, added to or cancelled from time to time.

(b)The Subadviser shall authorize and permit any of its affiliates, directors, officers and employees who may be elected asTrustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviserunder this Agreement may be furnished through the medium of any of such affiliates, directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder reasonably needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, to the extent permitted by applicable law, regulation or court order, the Subadviser agrees to notify the Co-Managers as soon as reasonably practicableupon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or a material non-routine investigation byany governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to prevent its violation of the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, with respect to the services provided hereunder, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with provisions applicable to it under the 1940 Act, the Advisers Act, and other applicable federal and state lawsand regulations. In addition, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Co-Managers copies of compliance procedures maintained pursuant to paragraph 1(d) hereof, as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting, or refraining from voting, of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(i)Upon reasonable prior written request from the Co-Managers, the Subadviser (through a qualified person) will provide reasonable assistance to the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as maybe required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j)The Subadviser shall provide the Co-Managers with any information within its possession that is reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other relevant information reasonably requested or required by the Co- Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation, in a form to be mutually agreed upon by the parties. The Subadviser shall inform the Trust and the Co-Managers as soon as reasonably practicable if the Subadviser becomes aware of any information in the Prospectus relating to the Subadviser that is materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust's Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable following becoming aware of any material breachof such Trust Documents. Notwithstanding the foregoing, the Subadviser shall use its commercially reasonable efforts to cure any breach of the Investment Guidelines caused by (i) market forces or market movements outside of the control and reasonable foresight of the Subadvisor or its permitted delegates; (ii) appreciation or depreciation of the value of the Trust;

(iii)contributions to, or withdrawals from, the Trust; (iv) a modification to the Investment Guidelines or (v) other events not caused by, or within the reasonable control or foresight of, the Subadviser or its permitted delegates (each, a Passive Breach).In the context of a Passive Breach or other breach, the Subadviser shall (or shall procure the same): (i) notify the Co- Managers as soon as reasonably practicable following becoming aware of the Passive Breach or other breach; (ii) acquire or dispose of, as the case may be, no further investments for the Trust which at the date of acquisition or disposal would result in any Investment Guidelines being further exceeded or breached; and (iii) use commercially reasonable endeavors tocure the Passive Breach or other breach, to the extent capable of cure. A Passive Breach shall not be deemed a material breach of this Agreement or the Trust Documents.

(l)Prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of the Code of Ethics during the previous quarter or, if not, explain what the Subadviser has done to address any such violation. Annually, the

Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Subadviser's Code of Ethics, respectively, to the Co-Managers. Upon reasonable written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co- Manager (in each case provided they are subject to applicable confidentiality obligations) to examine, on reasonable prior notice and at a mutually convenient time agreed upon by the Subadviser and the Co-Managers, reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics, insofar as such reports or summaries relate solely to the Trust.

(m)The Co-Managers may withdraw or increase all or any portion of the assets in the portion of the Trust's portfolio managed by the Subadviser, on each Business Day by providing the Subadviser with notice, which the Co-Managers shall use their best efforts to provide by 2:00 p.m. (London time) one Business Day prior to the relevant Business Day such withdrawal or increase is intended to be effective on. Without prejudice to the foregoing, the Subadviser acknowledges thatthere may be circumstances that require the Co-Managers to give instructions on shorter notice than that set out above. In such circumstances, a short notice increase may not be made on the intended Business Day but instead will be held in cash until the increase is actioned on the next Business Day. Further, any short notice withdrawal which may be effective on theintended Business Day, will not entail a breach of the Agreement, in the event such a withdrawal causes any limits or restrictions agreed between the parties to be breached. Notwithstanding, any increase or withdrawal of all or any portion ofthe assets in the Trust's portfolio will not be considered a breach of the Agreement provided the Subadviser is able to provide instructions to the relevant brokers within the relevant timeframes required to place the trades.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performanceof its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not affirmatively agreed to in writing by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

(a)The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser and/or the Sub- Subadvisers (collectively, Systematica Representatives) may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral. The Subadviser shall, and shall cause the Sub-Subadvisers to, treat all Confidential Information as confidential and shall not, without the prior written consent of the Co-Managers or as permitted by this Agreement, disclose any Confidential Information to any person other than the Systematica Representatives. The provisions of this Clause 4(a) shall not apply (i) to the extent required by applicable law, regulation or rule of any exchangeto which the Subadviser and/or a Sub-Subadviser, as applicable, might be subject, (ii) as requested by regulatory authoritieshaving jurisdiction over the Subadviser and/or a Sub-Subadviser, as applicable, (iii) for proper purposes in connection with this Agreement, or (iv) where the Confidential Information has come into the public domain other than via a breach of anobligation of confidentiality.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains a written information security program (Information Security Program) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protectagainst any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall notify the Co-Managers as soon as reasonably practicable (subject to applicable law, regulation or court order) following becoming aware that the Subadviser is in material breach of this Clause 4(b). At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Clause.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in itsInformation Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or wheneverthere is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity ofConfidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of Employees (being employees of the Subadviser and its affiliates) who require suchaccess in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to seek to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructureand networks. If any testing detects any material anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund's and/or Co-Managers' Confidential Information, the Subadviser shall promptly report those findings to the Co-Managers.

(h)Unless prohibited by applicable law, regulation or court order, the Subadviser shall notify the Co-Managers, promptlyand without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a Security Incident). Thereafter, the Subadviser shall, subject to applicable law, regulation or court order: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives in the Co-Managers' investigation of theSubadviser, Employees or third parties related to the Security Incident. The Subadviser will provide the Co-Managers, on reasonable prior notice and at a mutually convenient time agreed upon by the Subadviser and the Co-Managers, with physical access to the facilities and operations affected, facilitate the Co- Managers' interviews with Employees and others involvedin the matter, and, on reasonable prior notice, make available to the Co- Managers all relevant records, logs, files, and data relating to the Security Incident; (iii) reasonably cooperate with the Co- Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co- Managers' rights; and (iv) take such action asthe Subadviser determines appropriate to seek to prevent a recurrence of any Security Incident.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptlyprovide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Clause, the Subadviser shall provide to the Co- Managers, on reasonable notice: (a) access to the Subadviser's information processing premises and records; (b) reasonableassistance and cooperation of the Subadviser's relevant staff; and (c) reasonable facilities at the Subadviser's premises.

(k)The Co-Managers acknowledge that they have received copies of the Subadviser's cyber security and IT security incident response policies for themselves and on behalf of the Trust (together, the Information Security Policies), as may be amended from time to time, provided that, to the extent there are any material amendments to the Information Security Policies, an updated policy or policies, as applicable, will be provided to the Co-Managers (and are otherwise available uponrequest to the Subadviser). The Co- Managers acknowledge that, to the extent of any inconsistency between the provisionsof this Clause 4 (other than Clause 4(h)) and the Information Security Policies, the Information Security Policies shall control.

(l)The Co-Managers acknowledges that, as part of the Subadviser's engagement by the Co-Managers, the Co-Managers,the Board of Trustees of the Trust and any of their respective officers, affiliates, directors, employees, accountants, attorneys, administrators, advisors and agents (collectively, Representatives) may receive or have access to confidential and proprietary information of the Subadviser or third parties with whom the Subadviser conducts business. Such information is collectivelyreferred to as "Subadviser Confidential Information." Subadviser Confidential Information includes the Subadviser's business and other proprietary information, written or oral.

(m)The Co-Managers shall, and shall cause the Board of Trustees of the Trust and the Representatives to, treat all Subadviser Confidential Information as confidential and shall not, without the prior written consent of the Subadviser or aspermitted by this Clause 4(m), disclose any Subadviser Confidential Information to any person other than their Representatives. The provisions of this Clause 4(m) shall not apply: (i) if such Subadviser Confidential Information is already in, or comes into, the possession of the Co-Managers or Board of Trustees of the Trust as a result of activities unrelated to, or from sources other than, the Subadviser or its agents; or (ii) if such information is or becomes available to the public or industry sources through proper means, other than as a result of disclosure by the Subadviser.

(n)Subject to applicable law, regulation or court order, the Co-Managers shall report to the Subadviser as soon as reasonably practicable any use or disclosure of Subadviser Confidential Information by the Co-Managers, the Board of Trustees of the Trust or any Representative not provided for by this Agreement, including the extent of the unauthorized release or use, the recipient(s) of the data, and the data released or used. The Co-Managers shall, and shall procure that theRepresentatives shall, seek to mitigate to the extent reasonably practicable, any harmful effect that is known to the Co- Managers, the Board of Trustees of the Trust or any Representative, as applicable, arising from a use or disclosure of Subadviser Confidential Information, and shall report to the Subadviser the steps taken to mitigate the harm.

(o)In connection with the provision of services hereunder, the Co-Managers agree that the Subadviser and its permitted delegates shall retain ownership of all marks, service marks, trade names, domain names, logos, copyrights and related rights, database rights, rights in confidential information and any other similar rights necessary to be held or exercised by the Subadviser and its permitted delegates in connection with or generated in the course of the provision of the services hereunder (Intellectual Property Rights). The Intellectual Property Rights are legally and beneficially owned by the Subadviser (or its permitted delegates and it has the right to use such Intellectual Property Rights), valid and enforceable byit (or its permitted delegates and it has the right to use such Intellectual Property Rights), not being infringed or attacked oropposed by any person, are not subject to any encumbrance or any license or authority in favor of another and the exercise by the Subadviser of the Intellectual Property Rights will not infringe the intellectual property rights of any third party.

4.(a) The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. For the avoidance of doubt,brokers (including executing brokers) are not "third-party service providers" for the purposes of this Clause 5. To the extentthat the Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegatedto the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider, but only to the extent the Subadviser would have been itself liable for such indemnification had it performed the service itself and not engaged a third party.

(b)To the extent permitted by applicable law and subject to applicable provisions of the 1940 Act, the Subadviser shall have power, exercisable only with the consent of the Co-Managers and formal approval of a sub-subadvisory agreement by the Board of the Trust as required by Section 15 of the 1940 Act, to appoint an affiliate or affiliates to perform in its place any of its functions, powers and duties under this Agreement (each a Sub-Subadviser and collectively the Sub-Subadvisers). In connection with any such appointment, the Subadviser (or any Sub-Subadviser) may provide information about the Co- Managers to any Sub-Subadviser and/or counterparties for proper purposes in connection with the services hereunder. The Subadviser shall be responsible for the costs of any such appointment including, without limitation, any fees and expensesof any Sub-Subadviser.

(c)For the avoidance of doubt, the Co-Managers hereby consent, and have procured the approval of the Board of the Trust,in each case to the delegation by the Subadviser to Systematica Investments UK LLP, Systematica Investments Singapore Pte. Ltd and/or Systematica Investments GP Limited, acting through its Geneva branch as general partner of Systematica Investments Guernsey LP as Sub-Subadvisers.

(d)For the avoidance of doubt, each Sub-Subadviser shall be an agent of the Trust and not an agent of the Subadviser, and upon appointment of a Sub-Subadviser, and for so long as that Sub-Subadviser remains so appointed, the Subadviser shall no longer be deemed an agent of the Trust to the extent of such appointment, provided that the Subadviser: (i) shall continue to perform such acts as may be required to monitor and supervise the Sub-Subadviser in connection with the performance of the Subadviser's duties under Clause 5(e) below; (ii) shall remain authorised on behalf of the Co-Managers to give instructions to the Sub-Subadvisers; and (iii) shall remain authorised on behalf of the Co-Managers to terminate the appointment of the Sub-Subadviser in accordance with the terms that may be agreed between the Subadviser and such person.

(e)The Subadviser will be responsible for the monitoring and ongoing supervision of any Sub-Subadvisers, provided that the Subadviser may, with the consent of the Co-Managers, appoint other third party agents to assist in the monitoring and ongoing supervision of any Sub-Subadviser(s).

(f)The Subadviser shall be responsible, in accordance with the terms of this Agreement, for the acts and omissions of the Sub- Subadvisers as if they were its own.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managersin connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligationsand duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights theCo-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a resultof the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Co-Managers acknowledge that they have received copies of the Subadviser's trade error policy for themselves and on behalf of the Trust (the Trade Error Policy), as may be amended from time to time (provided that, to the extent there are any material amendments to the Trade Error Policy, an updated policy will be provided to the Co-Managers, and is otherwise available upon request to the Subadviser) and the Co-Managers agree that, notwithstanding anything to the contrary herein: (i) any errors subject to the Trade Error Policy will be categorised by the Subadviser in accordance with the Trade Error Policy; and (ii) any Trade Errors (as defined in the Trade Error Policy) that the Subadviser becomes aware of in respect of the Trustwill be dealt with by the Subadviser in accordance with the Trade Error Policy (save that the Material Threshold (as definedin the Trade Error Policy) will not apply), provided that the Subadviser shall remain subject to the standard of care set out in this Agreement.

(b)Notwithstanding anything in this Agreement to the contrary, no party shall (i) be entitled to indemnification or recovery hereunder for any amount to the extent any such party has otherwise been reimbursed for such amount and (ii) be liable under any circumstance for any indirect, special, punitive or consequential losses or damages of any nature. This Clause 6 does not restrict the general obligation on the parties to use reasonable efforts to mitigate any loss or damage to which this Clause relates.

(c)No warranty is given by the Subadviser as to the performance or profitability of the Trust or any portfolio thereof. The Co- Managers each confirm that the Co-Managers will not compare the investment performance of the Trust to the investment performance of other funds, vehicles or accounts managed or advised by the Subadviser; however, each acknowledge that the investment performance of the Trust will differ from the investment performance of such other funds,vehicles or accounts.

6.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by notice in writing from the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by notice in writing from the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than

60days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co- Managers begin the transition process to allocate management responsibility to the Subadviser. The parties acknowledge that the Co-Managers previously engaged First Quadrant, LLC (FQ) as a subadviser to manage such portion of the Trust's portfolio now allocated to the Subadviser. Accordingly, the parties agree and acknowledge that the Subadviser shall not assume any liabilities of FQ, or be otherwise liable for its acts or omissions, in connection with FQ's management of such allocated assets.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid or email, (1) to the Co-Managers at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS), Email: kyle.bausch@prudential.com, benjamin.jessen@prudential.com, and Jennifer.yamin@prudential.com, Attention: Kyle Bausch, Ben Jessen and Jennifer Yamin; (2) to the Trust at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary, Email: melissa.gonzalez@prudential.com, Attention: Melissa Gonzalez; or (3) to the Subadviser at Systematica Investments Limited, First Floor, 29 Esplanade, St. Helier, Jersey JE2 3QA, Email: legal@systematica.com, Attention: Ben Dixon.

This Agreement shall terminate immediately upon the Subadviser ceasing to be licensed and regulated by the JFSC, or ceasing to be registered as an investment adviser with the Commission under the Advisers Act.

Unless the parties agree otherwise, upon receiving a notice of termination the Subadviser shall use commercially reasonableefforts to liquidate and return all holdings and assets in the portion of the Trust's portfolio managed by the Subadviser to cash as soon as reasonably practicable and prior to the termination of this Agreement. Any termination effected pursuant tothis Clause 7 shall be without prejudice to the settlement of transactions already initiated by the Subadviser or a Sub- Subadviser.

The following Clauses shall survive termination of this Agreement: 4, 6(a), this Clause 7 and 11.

7.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's affiliates, directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser by email all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use materialif the Subadviser reasonably objects in writing five Business Days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to suchmaterials upon the Subadviser's written request, and to implement those changes as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder only by electronic mail.

The Co-Managers agree and warrant and undertake to the Subadviser that any marketing, advertising or any promotion of the Trust, and materials produced in connection therewith, shall be undertaken by them and their affiliates, and/or produced,as the case may be, in accordance with all applicable laws and regulations. The Co-Managers and their affiliates are solely responsible for the preparation and publication of any materials using any information or materials as may be provided to them by the Subadviser. In connection therewith, the Co-Managers will not take any action that would subject the Subadviser or a Sub-Subadviser to any licensing, registration, filing and/or reporting requirement without the Subadviser's prior written consent.

9.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10.This Agreement shall be governed by the laws of the State of New York.

11.This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

12.This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpartwere upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

13.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.The Co-Managers hereby represent that they will manage and operate the Trust in accordance with all applicable laws and regulations during the term of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designatedbelow as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

SYSTEMATICA INVESTMENTS LIMITED ACTING IN ITS CAPACITY AS GENERAL PARTNER OF SYSTEMATICA INVESTMENTS LP

By: /s/ Ben Dixon

Name: Ben Dixon

Title: General Counsel & CCO

December 1, 2022

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by the Subadviser, PGIM Investments LLC and AST Investment Services, Inc. will pay the Subadviser, on a monthly basis on the closest business day (being, for these purposes, any day on which banks are open for business in New York) to the 25th of the following month, a subadvisory fee on the net assets managed by the Subadviser that is equal, on an annualized basis, to the following, and which accrues on a monthly basis:

Portfolio Name	Subadvisory Fee for the Portfolio*

0.65% of average daily net assets to $100 million;
AST Academic Strategies Asset	0.55% of average daily net assets from $100 million to $200 million; and
Allocation Portfolio	0.50% of average daily net assets over $200 million.

*In the event the Subadviser invests Portfolio assets in other pooled investment vehicles it manages or subadvises, the Subadviser will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to the Subadviserwith respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: December, 9 2022

EXHIBIT B

DATED: 1 December 2022

Sub-Subadvisory Agreement

between

SYSTEMATICA INVESTMENTS LIMITED

as the Subadviser

and

SYSTEMATICA INVESTMENTS UK LLP

as the Sub-Subadviser

relating to

the management of the assets of the Trust

29.	Jurisdiction .......................................................................................................................................	20

THIS AGREEMENT is dated 1 December 2022 and made

BETWEEN:

(1)SYSTEMATICA INVESTMENTS LIMITED, a limited company incorporated in Jersey whose registered office is at First Floor, 29 Esplanade, St Helier, Jersey JE2 3QA, Channel Islands (the "Subadviser"); and

(2)SYSTEMATICA INVESTMENTS UK LLP, a limited liability partnership incorporated in England and Wales, whose registered office is at 6th Floor, Equitable House, 47 King William Street, London EC4R 9AF (the "Sub-Subadviser").

BACKGROUND:

(A)The Co-Managers (as defined below) have appointed the Subadviser to provide investment advisory services to the Trust (as defined below), subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the "Board" or the "Trustees"), pursuant to the subadvisory agreement dated on or about the date hereof between the Co-Managers and the Subadviser, as may be further amended, restated and/or novated from time to time (the "Subadvisory Agreement"). Pursuant to Clauses 5(b) and 5(c) of the Subadvisory Agreement, the Co-Managers have also agreed to the Subadviser's delegation to the Sub-Subadviser.

(B)Pursuant to Clause 5(e) of the Subadvisory Agreement, the Subadviser remains responsible for the monitoring and ongoing supervision of the Sub-Subadviser.

(C)The Subadviser wishes to appoint the Sub-Subadviser to act as its delegate and to exercise the functions, powers and duties set out in this Agreement in relation to the Portfolio, which appointment the Sub-Subadviser wishes to accept.

THE PARTIES AGREE AS FOLLOWS:

1.Interpretation

1.1In this Agreement, unless the context otherwise requires, the following words have the following meanings:

"1940 Act" means the United States Investment Company Act of 1940, as amended. "Advisers Act" means the United States Investment Advisers Act of 1940.

"Applicable Law" means, in respect of any person, all laws, rules, regulations and codes of practice in force and effect to which that person is subject at the relevant time.

"Associate" in relation to a person means a parent undertaking or subsidiary undertaking of that person (both as defined in Section 1162 of the Companies Act 2006), or a parent undertaking of a subsidiary undertaking of that person, or a subsidiary undertaking of a parent undertaking of that person.

"Broker" means a broker, dealer or other third party with which an order relating to Investments may be placed for execution on behalf of the Trust.

"CFTC" means the United States Commodity Futures Trading Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"Co-Managers" means PGIM Investments LLC, a New York limited liability company, and AST Investment Services, Inc., a Maryland corporation.

"Effective Date" has the meaning given to it in the Subadvisory Agreement.

"FCA" means the Financial Conduct Authority of the United Kingdom and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"FCA Rules" means the rules, guidance, principles and codes comprised in the Handbook of Rules and Guidance issued by the FCA.

"Investment Restrictions" means any investment restrictions set out in the Subadvisory Agreement.

"Investments" means any asset, right, holding or interest falling within any paragraph in the Order, any loan and any spot or forward foreign exchange transaction or any other asset, right, instrument or interest in which the Subadviser may invest directly or indirectly on behalf of the Trust as contemplated by the Subadvisory Agreement, including units in unregulated collective investment schemes, to the extent applicable.

"JFSC" means the Jersey Financial Services Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"Limit Order" has the meaning given to it in the FCA Rules.

"Manual" means the compliance manual of the Subadviser, as amended from time to time.

"MiFID II" means Directive 2014/65/EU of the European Parliament and of the Council of 15 May 2014 on markets in financial instruments, the Markets in Financial Instruments (MiFIR) Regulation (EU) No 600/2014 and any implementing legislation or regulation thereunder (including but not limited to, as the same may be incorporated into UK law and regulation from time to time).

"Order" means the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001.

"Outsourcing Policy" means the JFSC's Outsourcing Policy and Guidance Notes.

"Portfolio" means the assets and Investments of the Trust as may be allocated to the Sub-Subadviser by the Subadviser on behalf of the Trust from time to time for portfolio management by the Sub- Subadviser, as applicable, hereunder including, for the avoidance of doubt and to the extent applicable, any uninvested cash.

"Regulatory System" has the meaning given to it in the FCA Rules.

"SEC" means the United States Securities and Exchange Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"SILP" means Systematica Investments LP, a limited partnership formed in Guernsey with registered number 2193.

"Systematica Person" means the Sub-Subadviser, the Subadviser, SILP, their Associates and each of their respective shareholders, partners, members, directors, officers, employees and agents.

"Trust" means Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust.

"Trust Documents" has the meaning given to it in the Subadvisory Agreement.

"Trading Venue" means a regulated market, multilateral trading facility or organised trading facility as defined in MiFID II.

1.2References to statutory provisions, regulations, notices or the FCA Rules shall include those provisions, regulations, notices or FCA Rules as amended, extended, consolidated, substituted, re- issued or re-enacted from time to time.

1.3The parties agree that (notwithstanding any reference in this Agreement to the FCA Rules) the FCA Rules do not form part of, and are not incorporated into, this Agreement.

1.4References to Clauses and Schedules are to clauses and schedules of this Agreement and headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.5Unless the context otherwise requires and except as varied or otherwise specified in this Agreement, words and expressions contained in this Agreement shall bear the same meaning as in the Subadvisory Agreement.

1.6The Sub-Subadviser has been provided with a copy of the Subadvisory Agreement. To the extent the Subadvisory Agreement conflicts with, amends, varies, restricts or adds to the terms hereof, the Sub- Subadviser's rights and obligations under this Agreement shall be amended mutatis mutandis and, accordingly, the Sub-Subadviser's rights and obligations hereunder shall be expanded, or limited, as appropriate, so that the Sub-Subadviser complies with the terms of the Subadvisory Agreement.

1.7This Agreement will come into force upon due execution by the parties hereto with effect from the date of signing of the Subadvisory Agreement.

1.8The parties acknowledge that the Subadviser is the general partner of SILP and that the Subadviser has entered into this Agreement solely in that capacity.

1.9The Schedule to this Agreement forms part of it.

2.Regulatory Status

2.1The Sub-Subadviser is authorised and regulated by the FCA whose address is 12 Endeavour Square, London E20 1JN. The Sub-Subadviser is also registered as an investment adviser with the SEC under the Advisers Act.

2.2The Sub-Subadviser has categorised the Trust as a professional client (as defined in the FCA Rules) and the Sub-Subadviser will provide its services hereunder on that basis. In connection with the Sub- Subadviser's engagement pursuant to this Agreement, the Sub-Subadviser will treat the Trust as its "client" (as defined in the FCA Rules) for the purposes of the FCA Rules.

2.3The Trust has the right to request that the Sub-Subadviser re-categorises it as a retail client (as defined in the FCA Rules) either generally or in specific circumstances. However, it is the Sub-Subadviser's policy not to agree to such requests.

2.4The appointment of the Sub-Subadviser and the conduct of business by the Sub-Subadviser are subject to certain regulatory requirements. Certain additional terms relating to the provision of services under this Agreement required by those regulatory requirements are set out in Schedule 1. In the event of any conflict between the other terms of this Agreement and Schedule 1, Schedule 1 shall prevail.

3.Appointment of the Sub-Subadviser

3.1Subject always to the Subadvisory Agreement, the Subadviser, with the consent of the Co-Managers and formal approval by the Board of the Trust as required by Section 15 of the 1940 Act, pursuant to Clauses 5(b) and 5(c) of the Subadvisory Agreement, hereby engages and appoints the Sub- Subadviser, acting as agent of the Trust, with effect from the Effective Date and until the Sub- Subadviser's appointment shall be terminated as hereinafter provided, to assume the obligations and provide it with the services set out in Clause 6, and the Sub-Subadviser hereby accepts such engagement and appointment and agrees to assume the relevant obligations set forth herein.

3.2The Sub-Subadviser shall have authority to act for or represent the Subadviser, the Co-Managers and the Trust only as expressly provided in this Agreement or as the Sub-Subadviser may be otherwise authorised. The Sub-Subadviser agrees that in performing its services under this Agreement it shall have no right, power or authority to assume or create any obligation or responsibility, express or implied, on behalf of, or generally to act for, represent or bind in any manner, the Subadviser and the Sub-Subadviser shall not be deemed an agent of the Subadviser.

4.Relationship between the Sub-Subadviser and the Subadviser

4.1The Sub-Subadviser further acknowledges and agrees that the Subadviser is responsible for the monitoring and ongoing supervision of the Sub-Subadviser pursuant to the terms of Clause 5(e) of the Subadvisory Agreement and in compliance with the Outsourcing Policy. Accordingly, the Sub- Subadviser is required to provide certain services hereunder to the Subadviser pursuant to Clause 6, and the Subadviser may give certain instructions or information to the Sub-Subadviser, in support thereof or in connection therewith. The Sub-Subadviser agrees promptly to give effect to instructions given by the Subadviser subject to and in accordance with Clause 11.

5.Duties of the Sub-Subadviser to the Trust

5.1General

(a)The Sub-Subadviser shall manage the Portfolio as the delegate of the Subadviser (and as agent of the Trust) on a discretionary basis subject to and in compliance with the Subadvisory Agreement and subject to any objectives, any Investment Restrictions and operational procedures set out in the Subadvisory Agreement and/or stipulated by the Subadviser from time to time. Subject to such objectives, Investment Restrictions and operational procedures set out in the Subadvisory Agreement, the Sub-Subadviser will have complete discretion for the account and as the delegate of the Subadviser, and without prior reference to the Subadviser, the Co-Managers or the Trust, in relation to the Portfolio to buy, sell (including without limitation short sales), retain, convert, execute, exchange or otherwise deal in Investments and other assets, borrow securities, make deposits, make and participate in loans, subscribe to issues and offers for sale of, and accept placings, underwritings and sub- underwritings, of any Investments, effect transactions whether or not on any recognised market or exchange and whether or not frequently traded on any such market or exchange (including, without limitation, derivatives transactions, repurchase and reverse repurchase transactions, and securities lending transactions), and otherwise act as the Sub-Subadviser judges appropriate in relation to the management and investment of the Portfolio; provided that: (i) the Sub-Subadviser shall be subject to the provisions and guidelines of the Manual and shall comply with the applicable provisions of the Advisers Act and the rules promulgated thereunder; and (ii) the performance of the Sub-Subadviser on behalf of the Subadviser of its duties under this Agreement shall be subject to monitoring and ongoing supervision by the Subadviser and to the instructions of the Subadviser in respect of its responsibilities under the Subadvisory Agreement.

(b)The Sub-Subadviser shall perform such of the Subadviser's duties to the Trust in connection with the Subadvisory Agreement as the Subadviser requests of the Sub- Subadviser from time to time, as contemplated by the Subadvisory Agreement.

(c)The Sub-Subadviser is authorised to give approved counterparties (as set out in the Subadvisory Agreement and/or as notified to the Sub-Subadviser by the Subadviser from time to time) any instructions in respect of the Trust which may be necessary or desirable for the proper performance of the Sub-Subadviser's duties under this Agreement, provided such instructions are consistent with the Subadviser's rights under the Subadvisory Agreement. For the avoidance of doubt, subject to Clause 5.4, the Sub-Subadviser shall not be responsible for the acts or omissions of such third parties or for any failure or delay in settlement or in respect of any act or omission of any person, firm or company through which transactions are effected for the Portfolio or of any clearance or settlement system, whatever the reason, to the extent the Subadviser is not responsible to the Trust under the Subadvisory Agreement for such acts, omissions, failure or delay, as applicable. Subject to, and in accordance with, the Subadvisory Agreement, the Sub-Subadviser is authorised to enter into, make and perform all contracts, agreements and other undertakings, including account opening and other related trading documentation as may in the opinion of the Sub-Subadviser be necessary or desirable for the proper performance of the Sub-Subadviser's duties under this Agreement and the Subadviser agrees to use reasonable efforts to procure that the Trust or a Co-Manager, as applicable, ratifies such contracts, agreements and undertakings on request.

(d)The Sub-Subadviser acknowledges that cash or other assets may be added to, or withdrawn from, the Portfolio.

Investment Restrictions

5.2Save as set out in the Subadvisory Agreement, the Subadviser confirms that the investment objectives of the Trust do not include:

(a)any limits or restrictions on the length of time for which it wishes to hold any particular Investment;

(b)any preferences regarding risk taking, risk limits or risk guidelines;

(c)any particular risk profile; or

(d)any particular purpose for its investment activities.

Any breaches of any investment objectives, guidelines or Investment Restrictions applicable to the Trust and as stipulated in the Subadvisory Agreement shall be notified to the Subadviser as soon as practicable and/or the Sub-Subadviser shall seek to rectify the situation in accordance with the Subadvisory Agreement.

5.3The Sub-Subadviser will treat the Trust's investment objectives and related investment specifications as the Trust's identified target market of investments for the purposes of the services it provides in respect of the Trust under this Agreement.

Use of Brokers

5.4Subject to the Subadvisory Agreement, the Sub-Subadviser may engage Brokers (which may be Associates of the Sub-Subadviser) for the Trust's account and may also engage third parties to advise in relation to the performance by it of any of the services to be provided by it under this Agreement or the performance by the Subadviser or any third party acting as portfolio manager of the Trust of the services that such person provides to the Trust. Subject to the terms of the Subadvisory Agreement, the Sub-Subadviser shall not be liable for the acts or omissions of any such Brokers and/or third parties but, to the extent contemplated by the Subadvisory Agreement, will act in good faith and with reasonable skill and care in the selection, use and monitoring thereof.

Rights of Investments

5.5Subject to the Subadvisory Agreement, the Sub-Subadviser shall exercise, or refrain from the exercise of, any voting or other rights attaching to the investments comprised in the Portfolio as the Sub- Subadviser shall in its absolute discretion think fit, subject to any instructions given to the Sub- Subadviser by the Subadviser.

5.6In managing the Portfolio, the Sub-Subadviser may be responsible (together with the Subadviser and its affiliates), to the extent that the Subadviser is responsible under the Subadvisory Agreement, for reviewing, and taking such action as it may consider appropriate, in respect of rights of the Trust, other than income, conferred in respect of any Investments or other assets within the Portfolio, subject to any instructions given to the Sub-Subadviser by the Subadviser or the Trust.

Execution of Orders and Transactions

5.7In accordance with the Subadvisory Agreement, when executing transactions in Investments or placing orders relating to Investments with Brokers for execution, the Sub-Subadviser shall (except to the extent that it is following a specific instruction from the Subadviser, a Co-Manager or the Trust in relation to the execution of an order) owe to the Subadviser a duty to take all sufficient steps to obtain the best possible result for the Trust, in accordance with the order execution policy. Subject to that duty, the Subadviser acknowledges that the Sub-Subadviser may place orders relating to Investments on behalf of the Subadviser with Associates of the Sub-Subadviser.

5.8A summary of the Sub-Subadviser's order execution policy, which the Subadviser confirms receipt of, and consents to, on behalf of the Trust, has been provided to the Co-Managers and will be updated periodically, as required, by the Sub-Subadviser.

5.9By signing this Agreement, the Subadviser hereby expressly consents, on behalf of the Trust, to the execution outside of a Trading Venue of the Trust's orders relating to Investments.

5.10Subject to Applicable Law and the terms of the Subadvisory Agreement, the Sub-Subadviser may when executing transactions in Investments on behalf of the Trust or placing orders relating to Investments on behalf of the Trust with Brokers, aggregate those transactions or orders with those of one or more of the Sub-Subadviser's other clients. Aggregation may on some occasions operate to the disadvantage of the Trust.

5.11To the extent that the Sub-Subadviser places a Limit Order for the sale or purchase of equities on behalf of the Trust with a Broker, the Sub-Subadviser shall not make public (and shall use reasonable endeavours to procure that the Broker does not make public) the details of that Limit Order unless the Sub-Subadviser considers, in its absolute discretion, that it is appropriate for such details to be made public (which shall, without limitation, be deemed to include where the relevant Broker makes the relevant details of that Limit Order public in circumstances where the Sub-Subadviser has given the Broker the discretion to do so).

Risk Warnings

5.12To the extent contemplated by the Subadvisory Agreement and subject to this Agreement, the Sub- Subadviser may:

(A)effect transactions in Investments the prices of which may be stabilised; and

(B)arrange or effect transactions in contingent liability transactions including derivatives. The Sub-Subadviser may debit the Portfolio with any sums required to pay or supplement any deposit or margin in support of any such transaction. The Sub-Subadviser may exercise its discretion in managing the Portfolio to settle or close out outstanding obligations without reference to the Co-Managers, the Trust or the Subadviser.

5.13There are risks inherent in the various Investments that the Sub-Subadviser is permitted to acquire on behalf of the Trust. A description of some of those risks is set out in the Sub-Subadviser's risk warnings document, a copy of which has been provided to the Co-Managers. By executing this Agreement, the Subadviser confirms, on behalf of the Trust, that the Trust (or a Co-Manager on behalf of the Trust) has read and understood the risk warnings set out in such document.

Operational Procedures

5.14The Sub-Subadviser shall not hold client money on behalf of the Trust. Money within the Portfolio shall be held in accordance with the custody arrangements agreed with approved counterparties, custodians or with other banks, brokers and dealers, approved and appointed from time to time by or on behalf of the Trust and on terms agreed by the Trust and/or the Co-Managers.

5.15The Sub-Subadviser shall not have authority to hold or have possession of any Investments or other assets of the Portfolio and, unless the Subadviser is otherwise directed by the Trust or a Co-Manager, and/or the Subadviser otherwise directs the Sub-Subadviser, generally or in any particular respect, custody of all Investments and other assets of the Portfolio shall be entrusted to approved counterparties and/or custodians (as set out in the Subadvisory Agreement and/or as notified to the Sub-Subadviser by the Subadviser from time to time).

5.16The Sub-Subadviser shall comply with such further operational procedures as may from time to time be agreed between the parties, or between the Subadviser and the Trust and/or the Co-Managers.

Complaints

5.17The Sub-Subadviser has in operation a written procedure in accordance with the FCA Rules for the effective consideration and proper handling of complaints from customers. A copy of the Sub- Subadviser's complaints management policy is available on request.

5.18Any complaints should be referred to the Compliance Officer of the Sub-Subadviser.

5.19As a professional client, the Trust does not have a right of complaint to the Financial Ombudsman Service in respect of any act or omission of the Sub-Subadviser which is or is alleged to be in breach of the FCA Rules.

Compensation

5.20FCA-regulated business conducted by the Sub-Subadviser pursuant to this Agreement is covered by the Financial Services Compensation Scheme to the extent that the Subadviser or the Trust is an "eligible claimant" (as defined in the FCA Rules). The Financial Services Compensation Scheme compensates eligible claimants for losses suffered as a result of the inability of an FCA-regulated firm to pay monies due, or satisfy obligations owed, to them (typically as a result of the firm's insolvency). Most types of designated investment business are covered for 100 per cent of the sum owed, to a maximum compensation of £85,000 per eligible claimant.

5.21To the extent the Trust is a collective investment scheme, the Trust is not an eligible claimant. Accordingly, the Trust has no right to make a claim as an eligible claimant for compensation under the Financial Services Compensation Scheme in respect of any inability of the Sub-Subadviser to satisfy a claim made against it by the Trust. However, even though the Trust is not an eligible claimant, it is possible that, depending on the specific services provided to the Trust, the Trust might, in some circumstances, have the right to make a claim for compensation under the Financial Services Compensation Scheme in respect of an inability of the Sub-Subadviser to satisfy a claim made against it by the Trust.

Performance Evaluation and Reporting

5.22Under the FCA Rules, the Sub-Subadviser is required to establish an appropriate method of evaluation and comparison, based on the investment objective and approach set out in the Subadvisory Agreement and the types of Investments included in the Portfolio, so as to enable the Trust, the Co-Managers or the Subadviser pursuant to Clause 6 to assess the Sub-Subadviser's performance. Given the wide investment objectives set out in the Subadvisory Agreement, the intention (underlying the investment approach) to achieve absolute returns and the lack of a meaningful benchmark, the Sub-Subadviser will evaluate and compare its performance by reference to whether it has achieved absolute returns after deduction of fees.

5.23The Sub-Subadviser shall provide the Subadviser with such periodic reports on the Portfolio as may reasonably be requested by the Subadviser or as may be set out in the Subadvisory Agreement, as the case may be. In addition, in accordance with the FCA Rules, the Sub-Subadviser shall provide the Trust with a periodic statement (or shall procure that such a statement is provided by another person) as required by the Subadvisory Agreement, but not less frequently than annually. The contents of any such periodic statement shall be at the discretion of the Sub-Subadviser but shall in any event be in compliance with FCA Rules and the Subadvisory Agreement. The parties acknowledge that valuation of the assets of the Portfolio in the periodic statements and any other reports do not necessarily reflect realisable values. Without prejudice to the generality of the foregoing, upon reasonable request at any time, the Sub-Subadviser shall promptly provide performance information relating to the Portfolio during the term of this Agreement in accordance with such measures of the performance as may be reasonably requested by the Subadviser pursuant to Clause 6 and/or as required by the Subadvisory Agreement. The Sub-Subadviser will provide the Trust, or procure that the Trust is provided, on an annual basis, with such information on costs and associated charges, including the costs of both investment and ancillary services, the cost of advice, the cost of the financial instruments and any third party payments, as is required by the FCA Rules.

Commissions

5.24Unless otherwise set out in the Subadvisory Agreement, the Sub-Subadviser will not use the assets of the Trust to pay for "Research" as such term is defined within the FCA Rules.

5.25To the extent permitted by the FCA Rules, where applicable, but in accordance with its policies from time to time, the Sub-Subadviser may receive for its own benefit certain goods or services from time to time from service providers to the Trust.

5.26To the extent required by the FCA Rules, the Sub-Subadviser's research policy on the purchase of such third party Research shall be provided to the Trust upon request.

6.Duties of the Sub-Subadviser to the Subadviser

6.1The Sub-Subadviser shall provide services to and assist and comply with the instructions of the Subadviser in order to enable the Subadviser to discharge its duties to the Co-Managers and/or the Trust. Any such services will be provided as principal and not as agent. Without prejudice to the generality of the foregoing, the Sub-Subadviser shall provide the services set out below in this Clause 6 to the Subadviser.

6.2If any Investment Restrictions are exceeded as a result of market forces or movements or otherwise or are breached, the Sub-Subadviser shall notify the Subadviser as soon as practicable and seek to rectify the situation in accordance with the Subadvisory Agreement.

6.3The Sub-Subadviser shall, without prejudice to the generality of the foregoing, also:

(A)provide an analysis of the progress of all Investments and other assets within the Portfolio as reasonably requested by the Subadviser and timely responses to such queries in respect of its portfolio management services hereunder as the Subadviser from time to time reasonably raise;

(B)provide the Subadviser with such assistance as may from time to time be reasonably required by the Subadviser in order for the Subadviser to discharge its responsibilities under the Subadvisory Agreement to the Co-Managers and/or the Trust;

(C)prepare material for inclusion in the reports of the Trust whenever the Subadviser shall reasonably require such material;

(D)keep or cause to be kept appropriate books, records and statements in connection with its activities hereunder in accordance with the Subadvisory Agreement, in particular as shall be necessary to give a complete record of all transactions which the Sub-Subadviser carries out for the account of the Trust, which the Subadviser and persons authorised in writing by the Subadviser (which may include the Trust, the Co-Managers and their authorised representatives) shall be entitled to inspect at all reasonable times, and provide them with access to the then current premises of the Sub-Subadviser at such reasonable times as are required by the Subadvisory Agreement or the Subadviser; and

(E)if required by the Subadviser, provide ongoing monitoring and supervision of other sub- investment managers (if any) appointed by the Subadviser from time to time.

6.4In the event that the Sub-Subadviser shall make any acquisitions or disposals of any Investments which will or may give rise to any obligations of disclosure imposed on the Trust by any Applicable Law with respect to the Trust's interest therein, the Sub-Subadviser shall to the extent permitted by Applicable Law and the Subadvisory Agreement make the appropriate disclosures or, if not so permitted, notify the Subadviser as soon as possible of the obligation of disclosure and the transaction giving rise to such obligation.

6.5The Sub-Subadviser shall implement disaster recovery and periodic testing of back up facilities arrangements in accordance with the FCA Rules and which are appropriate for a prudent investment manager engaged in a similar business to that of the Sub-Subadviser.

6.6The Sub-Subadviser will take reasonable steps to monitor the positions of the Portfolio in relation to commodity derivatives admitted to trading or traded on a trading venue in the EEA subject to position limits, and is permitted to take any such step as may be required to ensure that neither the Sub- Subadviser nor the Subadviser is in breach of its regulatory obligations in relation to the same. The Sub-Subadviser may report, or may provide information to third parties to report, to regulatory authorities in the EEA information regarding positions of the Portfolio in commodity derivatives.

7.Delegation

The Sub-Subadviser may not delegate any of its functions, powers and duties under this Agreement to any person and may not itself delegate a third party to exercise investment discretion in its place, in each case without the prior written consent of the Subadviser, the Co-Managers and formal approval of the relevant agreement by the Board as required by Section 15 of the 1940 Act. Any such delegation shall be to the extent permitted by applicable law and subject to applicable provisions of the 1940 Act and made in accordance with the Subadvisory Agreement and the Outsourcing Policy.

8.Representations and Warranties of the Subadviser

8.1The Subadviser represents and warrants to the Sub-Subadviser that:

(A)it is validly existing, duly empowered and authorised to execute, deliver and perform this Agreement for the Trust and itself and to give effect to the transactions contemplated hereby;

(B)this Agreement is binding upon it and enforceable in accordance with its terms except insofar as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or general principles of equity;

(C)it has complied with and will continue to comply with all laws, rules and regulations or court and governmental orders by which it is bound or to which it is subject in connection with the execution and performance of this Agreement;

(D)to its knowledge, all of the assets comprising the Portfolio shall be owned by the Trust, or any wholly-owned or partially-owned subsidiary of the Trust or other vehicle or arrangement, free of lien and encumbrance and no other person shall have any interest in any of the assets of the Portfolio save as otherwise provided in the Subadvisory Agreement, this Agreement, in the agreements appointing approved counterparties and/or custodians (copies of each of which shall have been provided to the Sub-Subadviser, where practicable) or as notified by the Subadviser from time to time;

(E)it is duly registered with the SEC as an investment adviser under the Advisers Act, is registered with the Commodity Futures Trading Commission as a commodity pool operator and a commodity trading advisor and is in compliance with such other registration and licensing requirements as shall be necessary to enable it to perform its obligations hereunder, and it agrees to maintain or procure the maintenance of, as appropriate, and renew or procure the renewal of, as appropriate, such registrations and licences if required during the term of this Agreement; and

(F)it, as the general partner of SILP, is regulated by the JFSC for the conduct of the relevant classes of fund services business under the Financial Services (Jersey) Law 1998 and is in compliance with the applicable codes of practice.

9.Representations and Warranties of the Sub-Subadviser

9.1The Sub-Subadviser represents and warrants to the Subadviser that:

(A)it is validly existing, duly empowered and authorised to execute, deliver and perform this Agreement and to give effect to the transactions contemplated hereby;

(B)this Agreement is binding upon it and enforceable in accordance with its terms except insofar as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or general principles of equity;

(C)it has complied with and will continue to comply with all laws, rules and regulations or court and governmental orders by which it is bound or to which it is subject in connection with the execution and performance of this Agreement;

(D)it is in compliance with such registration and licensing requirements as shall be necessary to enable it to perform its obligations hereunder, and agrees to maintain and renew such registrations if required during the term of this Agreement;

(E)it has the ability, capacity, and all necessary authorisations required by law to perform the services, duties and functions as are set forth herein reliably and professionally, has adequate resources to perform such services, duties and functions and is financially sound;

(F)it will not do or commit any act, matter or thing which would or might:

(1)result in the Subadviser failing to comply with Applicable Law; or

(2)prejudice or bring into disrepute in any manner the business or reputation of the Subadviser or any of the partners, directors, officers, agents, members and shareholders of the Subadviser and/or SILP;

(G)it has received a copy of the Manual and, in fulfilling its duties and obligations hereunder, will act in accordance with the Manual;

(H)it will perform its obligations hereunder in accordance with the applicable provisions of the Advisers Act and any rules thereunder; and

(I)it will promptly disclose to the Subadviser any development that may have a material impact on its ability to carry out its duties hereunder effectively and in compliance with Applicable Law.

10.Obligations of the Subadviser

10.1The Subadviser will supply or procure the supply to the Sub-Subadviser of copies of the Subadvisory Agreement and all amendments thereto, the Trust Documents and all amendments thereto notified to the Subadviser in accordance with the Subadvisory Agreement and all other information as the Sub- Subadviser shall reasonably require to enable it to perform its duties hereunder in respect of the Trust.

10.2The Subadviser will supply the Manual to the Sub-Subadviser and will promptly notify the Sub- Subadviser of all modifications and amendments to the Manual.

10.3Subject to the Subadvisory Agreement, and if available, the Subadviser will supply to the Sub- Subadviser a copy of the Trust's audited accounts in respect of each financial year as soon as they become available.

11.Restrictions and Requirements

11.1In carrying out its duties hereunder, the Sub-Subadviser shall comply with all instructions of the Subadviser in connection with the performance of the Subadviser's obligations under the Subadvisory Agreement, to the extent that such instructions are not inconsistent with Applicable Law. Such instructions may be given by any means as may be agreed between the parties from time to time. The Sub-Subadviser shall not be required to acknowledge the instructions of the Subadviser, however such instructions may be received.

11.2The Sub-Subadviser shall not hold itself out as being the Subadviser, in particular, through the use of the Subadviser's full legal name. For the avoidance of doubt, the Sub-Subadviser may make fair use of the Subadviser's trade mark(s) or name solely for the purpose of identifying the Subadviser's own products or services without the Subadviser's prior permission provided that the Sub-Subadviser follows the relevant generally accepted trade mark usage practices in the territory concerned, in particular, by providing proper attribution of ownership of the Subadviser's trade mark(s).

12.Fees and Expenses

12.1The Subadviser shall pay the Sub-Subadviser by way of remuneration for its services hereunder such fees as may be agreed between the parties from time to time.

12.2Subject to Clause 12.4, the Sub-Subadviser will be responsible for its expenses under this Agreement, including the fees and expenses of any investment adviser appointed by it but for the avoidance of doubt not the fees and expenses of the Brokers or any prime brokers, custodians, administrators, auditor or other third party appointed by or on behalf of the Trust.

12.3The fees payable to the Sub-Subadviser hereunder will supplement and will not be abated by any other remuneration receivable by the Sub-Subadviser in connection with any transactions effected by the Sub-Subadviser for the Trust.

12.4The Subadviser shall reimburse to the Sub-Subadviser (i) such costs, fees and expenses incurred by the Sub-Subadviser as may be described in the Subadvisory Agreement as being payable by the Trust and (ii) such other expenses as shall be agreed in writing between the Subadviser and the Sub- Subadviser.

12.5The Sub-Subadviser may, in its absolute discretion, from time to time waive or rebate all or any part of its fees hereunder to the Trust, the Subadviser or any third party.

13.Limitation of Liability and Indemnity

13.1The Sub-Subadviser will not be liable to the Subadviser, the Co-Managers or the Trust, subject to the terms of the Subadvisory Agreement, in respect of any act or omission of any person, firm or company through whom transactions in Investments are effected for the account of the Trust or any other party having custody or possession of the assets of the Trust from time to time, or of any clearance or settlement system.

13.2The Sub-Subadviser will not be liable for any loss hereunder, or in connection with this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub- Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. To the extent the Subadviser is required to indemnify the Co-Managers under the Subadvisory Agreement for the acts and omissions of the Sub-Subadviser, the Sub- Subadviser shall indemnify the Subadviser, its affiliated persons, their officers, members, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Sub-Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Without prejudice to the foregoing, the Sub-Subadviser shall be liable in any respect for any loss (howsoever described) to the Trust or to a Co-Manager hereunder only to the extent such loss is not able to be recovered by the Trust or the Co-Manager, as applicable, from the Subadviser.

13.3No warranty is given by the Sub-Subadviser as to the performance or profitability of the Portfolio or any part of it.

13.4The Subadviser shall indemnify and keep indemnified the Sub-Subadviser, its affiliated persons, its officers, members and employees, for any liability and expenses (other than expenses incurred by the Sub-Subadviser for which it is responsible pursuant to Clause 12.2), including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

13.5To the extent the limitation of liability and indemnity provisions of the Subadvisory Agreement are amended, this Agreement shall be deemed to be amended accordingly.

13.6Nothing in this Agreement shall exclude or restrict any duty or liability to the Subadviser which the Sub-Subadviser may have under Applicable Law.

14.Resignation and Termination

14.1This Agreement may be terminated without penalty at any time by either party giving not less than 60 days' prior written notice (or such shorter notice as the parties may agree) of termination to the other party, to be effective on such date specified in the notice. If the Subadvisory Agreement provides for a shorter or longer termination notice period, the Subadviser shall be able to terminate this Agreement on such shorter or longer notice as is set out in the Subadvisory Agreement.

14.2Notwithstanding the provisions of Clause 14.1, this Agreement shall terminate automatically (i) if the Sub-Subadviser ceases to be authorised by the FCA, (ii) upon the termination for whatever reason of the Subadvisory Agreement or (iii) in the event of its assignment (as defined in the 1940 Act).

14.3On termination of this Agreement, the Sub-Subadviser shall be entitled to receive all fees and other monies accrued due up to the date of such termination but shall not be entitled to compensation in respect of such termination.

14.4Termination of this Agreement shall be without prejudice to the completion of transactions already initiated. In accordance with and subject to the Subadvisory Agreement, such transactions will be completed by the Sub-Subadviser as soon as practicable and in an orderly fashion in accordance with the Subadvisory Agreement. Following notification of termination of appointment under this Agreement, the Sub-Subadviser shall not enter into any transaction without the prior consent of the Subadviser, except to close out positions as required under this Clause in accordance with the Subadvisory Agreement and to return the Portfolio to cash or near cash in accordance with the Subadvisory Agreement.

14.5The Subadviser shall use reasonable efforts to procure that the Co-Managers and/or the Trust, as applicable, shall promptly satisfy all obligations arising in respect of transactions properly effected by the Sub-Subadviser on the Co-Managers' and/or the Trust's behalf, as applicable, prior to such termination (including, if applicable, any obligation to pay or provide margin or other collateral). For the avoidance of doubt, the Subadviser shall use reasonable efforts to procure that the Co-Managers and/or the Trust will, if so required by the Sub-Subadviser, retain in the Portfolio cash or cash equivalent instruments to meet the aggregate of such obligations.

14.6Upon termination of this Agreement in accordance with this Clause 14 the rights and obligations of the parties under this Agreement shall terminate and be of no future effect, except that Clauses 13, 17, 27, 28 and 29 and this Clause 14.6 shall remain in full force and effect.

15.Conflicts of Interest

15.1The services of the Sub-Subadviser hereunder are not to be deemed exclusive. The Subadviser acknowledges that: (i) any Systematica Person may from time to time act as investment manager, manager, investment adviser or dealer in relation to, or be otherwise involved in, investment funds, vehicles or accounts other than the Trust (including investment funds, vehicles or accounts in which only Systematica Persons may invest or vehicles which are indirectly invested in, or exposed to, the Trust (and for which the Sub-Subadviser will earn management fees and may earn performance fees)) which have similar or different objectives to those of the Trust ("Relevant Vehicles"); (ii) the Systematica Persons, or other investment professionals, involved in advising, sponsoring or managing Relevant Vehicles may, or may not, provide similar services to, or fulfil similar roles in respect of, the Trust; (iii) Relevant Vehicles may produce investment results that are substantially different from those of the Trust; and (iv) any Systematica Person may (subject to Applicable Law and the Subadvisory Agreement) use information, intellectual property and investment strategies which it obtains, produces, creates, develops or utilises in the performance of services to the Trust in relation to Relevant Vehicles, as they may determine in their sole discretion. It is, therefore, possible that any of them may, in the course of business, have potential conflicts of interest with the Trust and, in particular, but without limiting the generality of the foregoing, (i) to the extent that the Trust invests in similar markets and Investments at or about the same time, Relevant Vehicles may compete with the Trust with respect to Investments and (ii) the potential fees payable to the Subadviser and/or its Associates by any Relevant Vehicle might in certain circumstances exceed the potential fees payable to them by or in respect of the Trust. Each Systematica Person will, at all times, have regard in such event to its obligations to the Trust.

15.2The Sub-Subadviser is subject to a conflicts of interest policy which specifies the procedures that it follows and the measures that it has adopted in order to avoid such conflicts or to manage and/or disclose such conflicts in a way that ensures fair treatment for its clients.

15.3Subject always to Applicable Law and the Subadvisory Agreement, any Systematica Person may invest in, directly or indirectly, or manage or advise Relevant Vehicles which invest in assets which may also be purchased or sold by the Trust. No Systematica Person shall be under any obligation, as applicable, to offer investment opportunities of which any of them become aware to the Trust or to account to the Trust in respect of (or share with the Trust or inform the Trust of) any such transaction or any benefit received by any of them from any such transaction, but will allocate such opportunities at its discretion on an equitable basis between the Trust, as appropriate, and other clients. Systematica Persons may allocate resources as they in their sole discretion consider appropriate in managing the assets of the Trust and any Relevant Vehicles in accordance with their respective investment objectives and approaches.

15.4Subject always to Applicable Law and the Subadvisory Agreement, the Sub-Subadviser will not and will procure that each Associate of the Sub-Subadviser will not deal, as principal or agent for a third party, with the Trust or the Subadviser except where dealings are in compliance with the Advisers Act and carried out as if effected on normal commercial terms negotiated on an arm's length basis and provided also that:

(A)any Systematica Person may buy, hold and deal in any Investments upon its individual account notwithstanding that similar Investments may be held by the Trust; and

(B)nothing herein contained shall prevent any Systematica Person from contracting or entering into any financial or other transaction with any member of the Trust or the Subadviser or with any company or body any of whose shares or securities are held by or for the account of the Trust or from being interested in any such contract or transaction.

15.5For the avoidance of doubt, any Systematica Person may invest in the Trust through the direct or indirect acquisition of any equity interest (howsoever referred to) in the Trust.

15.6The parties hereto acknowledge that:

(A)partners, directors, officers, agents, members and shareholders of the Subadviser, SILP and/or the Trust are or may be interested in any Systematica Person as partners, members, directors, officers, employees, agents, shareholders or otherwise, and that partners, members, directors, officers, employees and agents of any Systematica Person are or may be interested in the Subadviser, SILP and/or the Trust as partners, directors, officers, agents, shareholders, members or otherwise;

(B)no person so interested shall be liable to account for any benefit to the other party by reason solely of such interest; and

(C)the services being supplied by any Systematica Person to the Trust and, where applicable, the Subadviser under this Agreement or otherwise may at the option of the Sub-Subadviser or the relevant Systematica Person be supplied through partners, members, directors, officers, employees or agents who are so interested.

16.No Licence

16.1The Subadviser and the Sub-Subadviser each acknowledges for the benefit of the other that:

(A)no provision of this Agreement grants either of them any rights, except as contained herein, in any intellectual property belonging to or developed by any of the parties or their Associates; and

(B)this Agreement does not constitute a licence in respect of any such intellectual property.

17.Confidentiality

17.1Subject to the Subadvisory Agreement, neither the Sub-Subadviser nor any of its Associates is obliged to disclose to the Trust, the Co-Managers or the Subadviser or, in making any decision or taking any step in connection with the investment management of the Portfolio, to take into consideration information either:

(A)the disclosure of which by it to the Trust or the Subadviser would or might be a breach of duty or confidence to any other person; or

(B)which came to the notice of a partner, member, director, officer, employee or agent of the Sub-Subadviser or any of its Associates, but does not come to the actual notice of the individual making the decision or taking the step in question.

17.2The Subadviser and the Sub-Subadviser shall at all times respect and protect the confidentiality of information acquired in consequence of this Agreement except pursuant to any right or obligation to or by which the relevant party may be entitled or bound to disclose information or under compulsion of law or pursuant to the requests and/or requirements of competent regulatory authorities including, without limitation, the FCA, the SEC and the JFSC.

17.3Nothing in this Clause 17 shall prevent the disclosure of information by either party to its Associates, auditors, or legal or other professional advisers in the proper performance of their duties. In addition, subject to the Subadvisory Agreement, the Subadviser, in accordance with Clauses 4(a) and 5(b) of the Subadvisory Agreement, hereby authorises the Sub-Subadviser to disclose information relating to the Trust and the Co-Managers to any of its Associates, and their auditors or legal or other professional advisers in the proper performance of their duties, subject to such Associates, auditors and advisers agreeing not to disclose such information to any third party.

17.4Neither of the parties hereto shall do or commit any act, matter or thing which would or might prejudice or bring into disrepute in any manner the business or reputation of another party or any director or member of such party.

18.Notices

18.1Any notice given hereunder shall be in writing and may be delivered by hand or sent by pre-paid courier to the relevant party's registered office or principal place of business for the time being or, in the case of any party hereto, to such other address as that party may from time to time notify to the other parties.

18.2Notices given by hand shall be deemed to have been given contemporaneously. Notices given by pre- paid courier shall be deemed to have been given 5 days after delivery by the person giving notice at the courier office.

19.Assignment

19.1Neither of the parties shall assign all or any of its rights or benefits under this Agreement without the written consent of the other party.

20.Amendments

20.1The Subadviser may amend this Agreement by giving the Sub-Subadviser not less than 7 days' written notice of the relevant amendments, to the extent that the Subadviser reasonably considers such amendments to be necessary in order to comply with Applicable Law, including the Advisers Act. Subject to the foregoing, this Agreement may only be amended by prior written agreement between the Subadviser and the Sub-Subadviser.

21.Reservation of Rights

21.1The rights, powers, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise.

21.2No failure to exercise nor any delay in exercising by either party to this Agreement any right, power, privilege or remedy under this Agreement shall impair or operate as a waiver thereof in whole or in part.

21.3No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

22.Whole Agreement

22.1This Agreement, together with any documents referred to in it, constitutes the whole agreement between the parties relating to the subject matter of this Agreement and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter.

23.Severability

23.1If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, such provision shall be deemed to be deleted from this Agreement as if it had not originally been contained in this Agreement and the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected. Notwithstanding the foregoing in the event of such deletion the parties shall negotiate in good faith in order to agree the terms of a mutually acceptable and satisfactory alternative provision in place of the provision so deleted.

24.Counterparts

24.1This Agreement may be executed in any number of counterparts, which shall together constitute one agreement. Each party may enter into this Agreement by signing any such counterpart.

25.Communications

25.1Telephone conversations and electronic communications with the Trust or the Co-Managers may be recorded by the Sub-Subadviser. A copy of the recording of such conversations and communications will be available to the Trust or a Co-Manager, as applicable, on request for a period of five years, or up to seven years where requested by the FCA, from the date the recording is made.

26.No Partnership

26.1Nothing in this Agreement shall constitute or be deemed to constitute a partnership, joint venture or similar relationship between the parties and/or any other person nor, except as expressly provided, shall it constitute, or be deemed to constitute, either party the agent of the other party for any purpose.

27.Contracts (Rights of Third Parties) Act 1999

27.1Save for each third party referred to in Clause 13, which shall be entitled to enforce the relevant terms thereof, no person who is not a party to this Agreement shall have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

28.Governing Law

28.1Save as otherwise set out in Schedule 1, this Agreement and any non-contractual obligations arising from or connected with it shall be governed by English law and this Agreement shall be construed in accordance with English law.

29.Jurisdiction

29.1In relation to any legal action or proceedings arising out of or in connection with this Agreement (whether arising out of or in connection with contractual or non-contractual obligations) ("Proceedings"), each of the parties irrevocably submits to the exclusive jurisdiction alternatively to each other of the English courts and the Jersey courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum. For the avoidance of doubt, no other court shall have jurisdiction to settle any such claim, dispute, or matter of difference.

IN WITNESS whereof the parties hereto have caused this Agreement to be signed as of the day and year first above written.

SIGNED BY	)
for and on behalf of	)
SYSTEMATICA INVESTMENTS LIMITED	)
acting as the general partner of	)
SYSTEMATICA INVESTMENTS LP	)
SIGNED BY	)
for and on behalf of	)
SYSTEMATICA INVESTMENTS UK LLP	)

SCHEDULE 1

The Investment Company Act of 1940

1.1The Sub-Subadviser shall reasonably co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, provided that the Sub-Subadviser shall not be responsible for the Trust's compliance with such laws and regulations where compliance is required by parties other than the Sub-Subadviser and/or the Subadviser. In connection therewith, the Sub-Subadviser shall, among other things, prepare and file (or assist the Subadviser with the preparation and filing of, as applicable) such reports as are, or may in the future be, required by the SEC and are required to be filed by the Sub-Subadviser and/or the Subadviser (and not the Trust or the Co-Managers).

1.2The Sub-Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as and to the extent required of the Sub-Subadviser and/or the Subadviser by Rule 31a-l under the 1940 Act (where such records are not otherwise kept by the Trust, the Co- Managers or such other Trust service provider), and shall render (or assist the Subadviser in rendering, as applicable) to the Trust's Board of Trustees, such periodic and special reports as the Trustees may reasonably request. The Sub-Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

1.3The Sub-Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a- l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Sub-Subadviser hereby agrees that it shall not consult with a subadviser other than the Subadviser or with any other subadviser (non- affiliated with the Subadviser) to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

1.4The Sub-Subadviser shall keep the Trust's books and records required to be maintained by the Sub- Subadviser pursuant to paragraph 1.2 of this Schedule 1 and shall timely furnish (or assist the Subadviser in furnishing) to the Co-Managers all information relating to the Sub-Subadviser's services hereunder reasonably needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Sub-Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Sub- Subadviser will tender (or will assist the Subadviser in tendering) promptly to the Trust any of such records upon the Trust's request, provided, however, that the Sub-Subadviser may retain a copy of such records. The Sub-Subadviser further agrees to preserve for the periods prescribed by Rule 31a- 2 of the SEC under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1.2 of this Schedule 1.

1.5In connection with its duties under this Agreement, the Sub-Subadviser agrees to maintain adequate compliance procedures reasonably designed to prevent its violation of the 1940 Act, the Commodity Exchange Act of 1936, as amended, the Advisers Act, and other applicable federal regulations.

1.6The Sub-Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Sub-Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, with respect to the services provided hereunder, the Sub-Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with provisions applicable to it under the 1940 Act, the Commodity Exchange Act of 1936, as amended, the Advisers Act, and other applicable federal regulations.

1.7The Sub-Subadviser shall provide (or assist the Subadviser to provide) the Co-Managers with any information within its possession that is reasonably requested by the Co-Managers regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Subadviser shall provide (or assist the Subadviser to provide) the Co-Managers with any reasonable certification, documentation or other relevant information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation, in a form to be mutually agreed upon by the Subadviser and the Co-Managers. The Sub-Subadviser shall inform the Subadviser as soon as reasonably practicable if the Sub-Subadviser becomes aware of any information in the prospectus of the Trust relating to the Sub-Subadviser that is materially inaccurate or incomplete.

1.8The Sub-Subadviser shall assist the Subadviser to certify quarterly to the Co-Managers that the Sub- Subadviser, to the extent it is one of the "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) of the Subadviser, has complied materially with the requirements of the Code of Ethics during the previous quarter or, if not, explain what the Sub-Subadviser has done to address any such violation. Annually, the Sub-Subadviser shall assist the Subadviser to furnish a written report, which complies with the requirements of Rule 17j-1, concerning, among others, the Code of Ethics, to the Co- Managers. Upon reasonable written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Sub-Subadviser shall permit representatives of the Trust or the Co-Manager (in each case provided they are subject to applicable confidentiality obligations) to examine, on reasonable prior notice and at a mutually convenient time agreed upon by the Sub-Subadviser (or the Subadviser) and the Co-Managers, reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics, insofar as such reports or summaries relate solely to the Trust.

1.9Without prejudice to Clause 28 of this Agreement, any question of interpretation of any term or provision of this Schedule 1 or in Clauses 13.2 or 13.4 having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Schedule 1 or in Clauses 13.2 or 13.4, is related by rules, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

DATED: 1 December 2022

Sub-Subadvisory Agreement

between

SYSTEMATICA INVESTMENTS LIMITED

as the Subadviser

and

SYSTEMATICA INVESTMENTS SINGAPORE PTE. LTD.

as the Sub-Subadviser

relating to

the management of the assets of the Trust

THIS AGREEMENT is dated 1 December 2022 and made

BETWEEN:

(1)SYSTEMATICA INVESTMENTS LIMITED, a limited company incorporated in Jersey whose registered office is at First Floor, 29 Esplanade, St Helier, Jersey JE2 3QA, Channel Islands (the "Subadviser"); and

(2)SYSTEMATICA INVESTMENTS SINGAPORE PTE. LTD., a limited company incorporated in Singapore, whose registered office is at 120 Robinson Road, #08-01, Singapore 239519 the "Sub-Subadviser").

BACKGROUND:

(A)The Co-Managers (as defined below) have appointed the Subadviser to provide investment advisory services to the Trust (as defined below), subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the "Board" or the "Trustees"), pursuant to the subadvisory agreement dated on or about the date hereof between the Co-Managers and the Subadviser, as may be further amended, restated and/or novated from time to time (the "Subadvisory Agreement"). Pursuant to Clauses 5(b) and 5(c) of the Subadvisory Agreement, the Co-Managers have also agreed to the Subadviser's delegation to the Sub- Subadviser.

(B)Pursuant to Clause 5(e) of the Subadvisory Agreement, the Subadviser remains responsible for the monitoring and ongoing supervision of the Sub-Subadviser.

(C)The Subadviser wishes to appoint the Sub-Subadviser to act as its delegate and to exercise the functions, powers and duties set out in this Agreement in relation to the Portfolio, which appointment the Sub-Subadviser wishes to accept.

THE PARTIES AGREE AS FOLLOWS:

1.Interpretation

1.1In this Agreement, unless the context otherwise requires, the following words have the following meanings:

"1940 Act" means the United States Investment Company Act of 1940, as amended.

"Accredited Investor" means as defined in the Securities and Futures Act, Chapter 289, of Singapore.

"Advisers Act" means the United States Investment Advisers Act of 1940.

"Applicable Law" means, in respect of any person, all laws, rules, regulations and codes of practice in force and effect to which that person is subject at the relevant time.

"Associate" in relation to a person means a parent undertaking or subsidiary undertaking of that person (both as defined in Section 1162 of the Companies Act 2006), or a parent undertaking of a subsidiary undertaking of that person, or a subsidiary undertaking of a parent undertaking of that person.

"Broker" means a broker, dealer or other third party with which an order relating to Investments may be placed for execution on behalf of the Trust.

"CFTC" means the United States Commodity Futures Trading Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"Co-Managers" means PGIM Investments LLC, a New York limited liability company, and AST Investment Services, Inc., a Maryland corporation.

"Effective Date" has the meaning given to it in the Subadvisory Agreement.

"FCA" means the Financial Conduct Authority of the United Kingdom and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"FCA Rules" means the rules, guidance, principles and codes comprised in the Handbook of Rules and Guidance issued by the FCA.

"Institutional Investor" means as defined in the Securities and Futures Act, Chapter 289, of Singapore.

"Investment Restrictions" means any investment restrictions set out in the Subadvisory Agreement.

"Investments" means any asset, right, holding or interest falling within any paragraph in the Order, any loan and any spot or forward foreign exchange transaction or any other asset, right, instrument or interest in which the Subadviser may invest directly or indirectly on behalf of the Trust as contemplated by the Subadvisory Agreement, including units in unregulated collective investment schemes, to the extent applicable.

"JFSC" means the Jersey Financial Services Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"Limit Order" has the meaning given to it in the FCA Rules.

"MAS" means the Monetary Authority of Singapore.

"Manual" means the compliance manual of the Subadviser, as amended from time to time.

"MiFID II" means Directive 2014/65/EU of the European Parliament and of the Council of 15 May 2014 on markets in financial instruments, the Markets in Financial Instruments (MiFIR) Regulation (EU) No 600/2014 and any implementing legislation or regulation thereunder (including but not limited to, as the same may be incorporated into UK law and regulation from time to time).

"Order" means the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001.

"Outsourcing Policy" means the JFSC's Outsourcing Policy and Guidance Notes.

"Portfolio" means the assets and Investments of the Trust as may be allocated to the Sub-Subadviser by the Subadviser on behalf of the Trust from time to time for portfolio management by the Sub-Subadviser, as applicable, hereunder including, for the avoidance of doubt and to the extent applicable, any uninvested cash.

"SEC" means the United States Securities and Exchange Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"Singapore Eligible Investors" means: (a) Accredited Investors; (b) Institutional Investors (other than collective investment schemes); (c) collective investment schemes, the units of which are the subject of an offer or invitation for subscription or purchase made only to Accredited Investors or investors of an equivalent class under the laws of the country or territory in which the offer or invitation is made, or Institutional Investors, or both; and/or (d) a limited partnership of which the limited partners are comprised solely of Accredited Investors or investors of an equivalent class under the laws of the country or territory in which the offer or invitation is made, or Institutional Investors, or both.

"SILP" means Systematica Investments LP, a limited partnership formed in Guernsey with registered number 2193.

"Systematica Person" means the Sub-Subadviser, the Subadviser, SILP, their Associates and each of their respective shareholders, partners, members, directors, officers, employees and agents.

"Trust" means Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust.

"Trust Documents" has the meaning given to it in the Subadvisory Agreement.

"Trading Venue" means a regulated market, multilateral trading facility or organised trading facility as defined in MiFID II.

1.2References to statutory provisions, regulations, notices or the FCA Rules shall include those provisions, regulations, notices or FCA Rules as amended, extended, consolidated, substituted, re-issued or re-enacted from time to time.

1.3The parties agree that (notwithstanding any reference in this Agreement to the FCA Rules) the FCA Rules do not form part of, and are not incorporated into, this Agreement.

1.4References to Clauses and Schedules are to clauses and schedules of this Agreement and headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.5Unless the context otherwise requires and except as varied or otherwise specified in this Agreement, words and expressions contained in this Agreement shall bear the same meaning as in the Subadvisory Agreement.

1.6The Sub-Subadviser has been provided with a copy of the Subadvisory Agreement. To the extent the Subadvisory Agreement conflicts with, amends, varies, restricts or adds to the terms hereof, the Sub-Subadviser's rights and obligations under this Agreement shall be amended mutatis mutandis and, accordingly, the Sub-Subadviser's rights and obligations hereunder shall be expanded, or limited, as appropriate, so that the Sub-Subadviser complies with the terms of the Subadvisory Agreement.

1.7This Agreement will come into force upon due execution by the parties hereto with effect from the date of signing of the Subadvisory Agreement.

1.8The parties acknowledge that the Subadviser is the general partner of SILP and that the Subadviser has entered into this Agreement solely in that capacity.

1.9The Schedule to this Agreement forms part of it.

2.Regulatory Status

2.1The Sub-Subadviser is authorised and regulated by the MAS and is also registered as an investment adviser with the SEC under the Advisers Act.

2.2The appointment of the Sub-Subadviser and the conduct of business by the Sub- Subadviser are subject to certain regulatory requirements. Certain additional terms relating to the provision of services under this Agreement required by those regulatory requirements are set out in Schedule 1. In the event of any conflict between the other terms of this Agreement and Schedule 1, Schedule 1 shall prevail.

3.Appointment of the Sub-Subadviser

3.1Subject always to the Subadvisory Agreement, the Subadviser, with the consent of the Co-Managers and formal approval by the Board of the Trust as required by Section 15 of the 1940 Act, pursuant to Clauses 5(b) and 5(c) of the Subadvisory Agreement, hereby engages and appoints the Sub-Subadviser, acting as agent of the Trust, with effect from the Effective Date and until the Sub- Subadviser's appointment shall be terminated as hereinafter provided, to assume the obligations and provide it with the services set out in Clause 6, and the Sub- Subadviser hereby accepts such engagement and appointment and agrees to assume the relevant obligations set forth herein.

3.2The Sub-Subadviser shall have authority to act for or represent the Subadviser, the Co-Managers and the Trust only as expressly provided in this Agreement or as the Sub-Subadviser may be otherwise authorised. The Sub-Subadviser agrees that in performing its services under this Agreement it shall have no right, power or authority to assume or create any obligation or responsibility, express or implied, on behalf of, or generally to act for, represent or bind in any manner, the Subadviser and the Sub-Subadviser shall not be deemed an agent of the Subadviser.

3.3The Subadviser represents and warrants on behalf of itself and the Trust that the Trust and the Subadviser is a Singapore Eligible Investor. The Subadviser shall notify the Sub-Subadviser immediately if there is a change in such status and shall provide documentary evidence as the Sub-Subadviser may from time to time request. In addition, the Subadviser shall provide such information and documents with respect to the Trust as may be necessary for the Sub-Subadviser to discharge its regulatory and anti-money laundering obligations under Applicable Law.

3.4Save for the statements/reports which are provided pursuant to this Agreement, the Subadviser agrees and confirms on behalf of itself and the Trust that neither it, nor the Trust requires any monthly or quarterly statements referred to in

Regulation 40 of the Securities and Futures (Licensing and Conduct of Business) Regulations of Singapore to be furnished to it.

4.Relationship between the Sub-Subadviser and the Subadviser

4.1The Sub-Subadviser further acknowledges and agrees that the Subadviser is responsible for the monitoring and ongoing supervision of the Sub-Subadviser pursuant to the terms of Clause 5(e) of the Subadvisory Agreement and in compliance with the Outsourcing Policy. Accordingly, the Sub-Subadviser is required to provide certain services hereunder to the Subadviser pursuant to Clause 6, and the Subadviser may give certain instructions or information to the Sub-Subadviser, in support thereof or in connection therewith. The Sub- Subadviser agrees promptly to give effect to instructions given by the Subadviser subject to and in accordance with Clause 11.

5.Duties of the Sub-Subadviser to the Trust

5.1General

(e)The Sub-Subadviser shall manage the Portfolio as the delegate of the Subadviser (and as agent of the Trust) on a discretionary basis subject to and in compliance with the Subadvisory Agreement and subject to any objectives, any Investment Restrictions and operational procedures set out in the Subadvisory Agreement and/or stipulated by the Subadviser from time to time. Subject to such objectives, Investment Restrictions and operational procedures set out in the Subadvisory Agreement, the Sub-Subadviser will have complete discretion for the account and as the delegate of the Subadviser, and without prior reference to the Subadviser, the Co-Managers or the Trust, in relation to the Portfolio to buy, sell (including without limitation short sales), retain, convert, execute, exchange or otherwise deal in Investments and other assets, borrow securities, make deposits, make and participate in loans, subscribe to issues and offers for sale of, and accept placings, underwritings and sub- underwritings, of any Investments, effect transactions whether or not on any recognised market or exchange and whether or not frequently traded on any such market or exchange (including, without limitation, derivatives transactions, repurchase and reverse repurchase transactions, and securities lending transactions), and otherwise act as the Sub- Subadviser judges appropriate in relation to the management and investment of the Portfolio; provided that: (i) the Sub-Subadviser shall be subject to the provisions and guidelines of the Manual and shall comply with the applicable provisions of the Advisers Act and the rules promulgated thereunder; and (ii) the performance of the Sub-Subadviser on behalf of the Subadviser of its duties under this Agreement shall be subject to monitoring and ongoing supervision by the Subadviser and to the instructions of the Subadviser in respect of its responsibilities under the Subadvisory Agreement.

(f)The Sub-Subadviser shall perform such of the Subadviser's duties to the Trust in connection with the Subadvisory Agreement as the Subadviser requests of the Sub-Subadviser from time to time, as contemplated by the Subadvisory Agreement.

(g)The Sub-Subadviser is authorised to give approved counterparties (as set out in the Subadvisory Agreement and/or as notified to the Sub- Subadviser by the Subadviser from time to time) any instructions in respect of the Trust which may be necessary or desirable for the proper performance of the Sub-Subadviser's duties under this Agreement, provided such instructions are consistent with the Subadviser's rights under the Subadvisory Agreement. For the avoidance of doubt, subject to Clause 5.3, the Sub-Subadviser shall not be responsible for the acts or omissions of such third parties or for any failure or delay in settlement or in respect of any act or omission of any person, firm or company through which transactions are effected for the Portfolio or of any clearance or settlement system, whatever the reason, to the extent the Subadviser is not responsible to the Trust under the Subadvisory Agreement for such acts, omissions, failure or delay, as applicable. Subject to, and in accordance with, the Subadvisory Agreement, the Sub- Subadviser is authorised to enter into, make and perform all contracts, agreements and other undertakings, including account opening and other related trading documentation as may in the opinion of the Sub- Subadviser be necessary or desirable for the proper performance of the Sub-Subadviser's duties under this Agreement and the Subadviser agrees to use reasonable efforts to procure that the Trust or a Co-Manager, as applicable, ratifies such contracts, agreements and undertakings on request.

(h)The Sub-Subadviser acknowledges that cash or other assets may be added to, or withdrawn from, the Portfolio.

Investment Restrictions

5.2Save as set out in the Subadvisory Agreement, the Subadviser confirms that the investment objectives of the Trust do not include:

(e)any limits or restrictions on the length of time for which it wishes to hold any particular Investment;

(f)any preferences regarding risk taking, risk limits or risk guidelines;

(g)any particular risk profile; or

(h)any particular purpose for its investment activities.

Any breaches of any investment objectives, guidelines or Investment Restrictions applicable to the Trust and as stipulated in the Subadvisory Agreement shall be notified to the Subadviser as soon as practicable and/or the Sub-Subadviser shall seek to rectify the situation in accordance with the Subadvisory Agreement.

Use of Brokers

5.3Subject to the Subadvisory Agreement, the Sub-Subadviser may engage Brokers (which may be Associates of the Sub-Subadviser) for the Trust's account and may also engage third parties to advise in relation to the performance by it of any of the services to be provided by it under this Agreement or the performance by the Subadviser or any third party acting as portfolio manager of the Trust of the services that such person provides to the Trust. Subject to the terms of the Subadvisory Agreement, the Sub-Subadviser shall not be liable for the acts or omissions of any such Brokers and/or third parties but, to the extent contemplated by the Subadvisory Agreement, will act in good faith and with reasonable skill and care in the selection, use and monitoring thereof.

Rights of Investments

5.4Subject to the Subadvisory Agreement, the Sub-Subadviser shall exercise, or refrain from the exercise of, any voting or other rights attaching to the investments comprised in the Portfolio as the Sub-Subadviser shall in its absolute discretion think fit, subject to any instructions given to the Sub-Subadviser by the Subadviser.

5.5In managing the Portfolio, the Sub-Subadviser may be responsible (together with the Subadviser and its affiliates), to the extent that the Subadviser is responsible under the Subadvisory Agreement, for reviewing, and taking such action as it may consider appropriate, in respect of rights of the Trust, other than income, conferred in respect of any Investments or other assets within the Portfolio, subject to any instructions given to the Sub-Subadviser by the Subadviser or the Trust.

Execution of Orders and Transactions

5.6In accordance with the Subadvisory Agreement, when executing transactions in Investments or placing orders relating to Investments with Brokers for execution, the Sub-Subadviser shall (except to the extent that it is following a specific instruction from the Subadviser, a Co-Manager or the Trust in relation to the execution of an order) owe to the Subadviser a duty to take all sufficient steps to obtain the best possible result for the Trust, in accordance with the order execution policy. Subject to that duty, the Subadviser acknowledges that the Sub- Subadviser may place orders relating to Investments on behalf of the Subadviser with Associates of the Sub-Subadviser.

5.7A summary of the Sub-Subadviser's order execution policy, which the Subadviser confirms receipt of, and consents to, on behalf of the Trust, has been provided to the Co-Managers and will be updated periodically, as required, by the Sub-Subadviser.

5.8By signing this Agreement, the Subadviser hereby expressly consents, on behalf of the Trust, to the execution outside of a Trading Venue of the Trust's orders relating to Investments.

5.9Subject to Applicable Law and the terms of the Subadvisory Agreement, the Sub- Subadviser may when executing transactions in Investments on behalf of the Trust or placing orders relating to Investments on behalf of the Trust with Brokers, aggregate those transactions or orders with those of one or more of the Sub- Subadviser's other clients. Aggregation may on some occasions operate to the disadvantage of the Trust.

5.10To the extent that the Sub-Subadviser places a Limit Order for the sale or purchase of equities on behalf of the Trust with a Broker, the Sub-Subadviser shall not make public (and shall use reasonable endeavours to procure that the Broker does not make public) the details of that Limit Order unless the Sub- Subadviser considers, in its absolute discretion, that it is appropriate for such details to be made public (which shall, without limitation, be deemed to include where the relevant Broker makes the relevant details of that Limit Order public in circumstances where the Sub-Subadviser has given the Broker the discretion to do so).

Operational Procedures

5.11The Sub-Subadviser shall not hold client money on behalf of the Trust. Money within the Portfolio shall be held in accordance with the custody arrangements agreed with approved counterparties, custodians or with other banks, brokers and dealers, approved and appointed from time to time by or on behalf of the Trust and on terms agreed by the Trust and/or the Co-Managers.

5.12The Sub-Subadviser shall not have authority to hold or have possession of any Investments or other assets of the Portfolio and, unless the Subadviser is otherwise directed by the Trust or a Co-Manager, and/or the Subadviser otherwise directs the Sub-Subadviser, generally or in any particular respect, custody of all Investments and other assets of the Portfolio shall be entrusted to approved counterparties and/or custodians (as set out in the Subadvisory Agreement and/or as notified to the Sub-Subadviser by the Subadviser from time to time).

5.13The Sub-Subadviser shall comply with such further operational procedures as may from time to time be agreed between the parties, or between the Subadviser and the Trust and/or the Co-Managers.

Reporting

5.14The Sub-Subadviser shall provide the Subadviser with such periodic reports on the Portfolio as may reasonably be requested by the Subadviser or as may be set out in the Subadvisory Agreement, as the case may be. In addition, in accordance with Applicable Law, the Sub-Subadviser shall provide the Trust with a periodic statement (or shall procure that such a statement is provided by another person) as required by the Subadvisory Agreement, but not less frequently than annually. The contents of any such periodic statement shall be at the discretion of the Sub- Subadviser but shall in any event be in compliance with Applicable Law and the Subadvisory Agreement. The parties acknowledge that valuation of the assets of the Portfolio in the periodic statements and any other reports do not necessarily reflect realisable values. Without prejudice to the generality of the foregoing, upon reasonable request at any time, the Sub-Subadviser shall promptly provide performance information relating to the Portfolio during the term of this Agreement in accordance with such measures of the performance as may be reasonably requested by the Subadviser pursuant to Clause 6 and/or as required by the Subadvisory Agreement. The Sub-Subadviser will provide the Trust, or procure that the Trust is provided, on an annual basis, with such information on costs and associated charges, including the costs of both investment and ancillary services, the cost of advice, the cost of the financial instruments and any third party payments, as the parties may agree from time to time.

Commissions

5.15Unless otherwise set out in the Subadvisory Agreement, the Sub-Subadviser will not use the assets of the Trust to pay for "Research" as such term is defined within the FCA Rules.

5.16In accordance with its policies from time to time, the Sub-Subadviser may receive for its own benefit certain goods or services from time to time from service providers to the Trust.

5.17The Sub-Subadviser's research policy on the purchase of such third party Research shall be provided to the Trust upon request.

6.Duties of the Sub-Subadviser to the Subadviser

6.1The Sub-Subadviser shall provide services to and assist and comply with the instructions of the Subadviser in order to enable the Subadviser to discharge its duties to the Co-Managers and/or the Trust. Any such services will be provided as principal and not as agent. Without prejudice to the generality of the foregoing, the Sub-Subadviser shall provide the services set out below in this Clause 6 to the Subadviser.

6.2If any Investment Restrictions are exceeded as a result of market forces or movements or otherwise or are breached, the Sub-Subadviser shall notify the Subadviser as soon as practicable and seek to rectify the situation in accordance with the Subadvisory Agreement.

6.3The Sub-Subadviser shall, without prejudice to the generality of the foregoing, also:

(A)provide an analysis of the progress of all Investments and other assets within the Portfolio as reasonably requested by the Subadviser and timely responses to such queries in respect of its portfolio management services hereunder as the Subadviser from time to time reasonably raise;

(B)provide the Subadviser with such assistance as may from time to time be reasonably required by the Subadviser in order for the Subadviser to discharge its responsibilities under the Subadvisory Agreement to the Co-Managers and/or the Trust;

(C)prepare material for inclusion in the reports of the Trust whenever the Subadviser shall reasonably require such material;

(D)keep or cause to be kept appropriate books, records and statements in connection with its activities hereunder in accordance with the Subadvisory Agreement, in particular as shall be necessary to give a complete record of all transactions which the Sub-Subadviser carries out for the account of the Trust, which the Subadviser and persons authorised in writing by the Subadviser (which may include the Trust, the Co- Managers and their authorised representatives) shall be entitled to inspect at all reasonable times, and provide them with access to the then current premises of the Sub-Subadviser at such reasonable times as are required by the Subadvisory Agreement or the Subadviser; and

(E)if required by the Subadviser, provide ongoing monitoring and supervision of other sub-investment managers (if any) appointed by the Subadviser from time to time.

6.4In the event that the Sub-Subadviser shall make any acquisitions or disposals of any Investments which will or may give rise to any obligations of disclosure imposed on the Trust by any Applicable Law with respect to the Trust's interest therein, the Sub-Subadviser shall to the extent permitted by Applicable Law and the Subadvisory Agreement make the appropriate disclosures or, if not so permitted, notify the Subadviser as soon as possible of the obligation of disclosure and the transaction giving rise to such obligation.

6.5The Sub-Subadviser will take reasonable steps to monitor the positions of the Portfolio in relation to commodity derivatives admitted to trading or traded on a trading venue in the EEA subject to position limits, and is permitted to take any such step as may be required to ensure that neither the Sub-Subadviser nor the Subadviser is in breach of its regulatory obligations in relation to the same. The Sub-Subadviser may report, or may provide information to third parties to report, to regulatory authorities in the EEA information regarding positions of the Portfolio in commodity derivatives.

7.Delegation

The Sub-Subadviser may not delegate any of its functions, powers and duties under this Agreement to any person and may not itself delegate a third party to exercise investment discretion in its place, in each case without the prior written consent of the Subadviser, the Co-Managers and formal approval of the relevant agreement by the Board as required by Section 15 of the 1940 Act. Any such delegation shall be to the extent permitted by applicable law and subject to applicable provisions of the 1940 Act and made in accordance with the Subadvisory Agreement and the Outsourcing Policy.

8.Representations and Warranties of the Subadviser

8.1The Subadviser represents and warrants to the Sub-Subadviser that:

(A)it is validly existing, duly empowered and authorised to execute, deliver and perform this Agreement for the Trust and itself and to give effect to the transactions contemplated hereby;

(B)this Agreement is binding upon it and enforceable in accordance with its terms except insofar as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or general principles of equity;

(C)it has complied with and will continue to comply with all laws, rules and regulations or court and governmental orders by which it is bound or to which it is subject in connection with the execution and performance of this Agreement;

(D)to its knowledge, all of the assets comprising the Portfolio shall be owned by the Trust, or any wholly-owned or partially-owned subsidiary of the Trust or other vehicle or arrangement, free of lien and encumbrance and no other person shall have any interest in any of the assets of the Portfolio save as otherwise provided in the Subadvisory Agreement, this Agreement, in the agreements appointing approved counterparties and/or custodians (copies of each of which shall have been provided to the Sub- Subadviser, where practicable) or as notified by the Subadviser from time to time;

(E)it is duly registered with the SEC as an investment adviser under the Advisers Act, is registered with the Commodity Futures Trading Commission as a commodity pool operator and a commodity trading advisor and is in compliance with such other registration and licensing requirements as shall be necessary to enable it to perform its obligations hereunder, and it agrees to maintain or procure the maintenance of, as appropriate, and renew or procure the renewal of, as appropriate, such registrations and licences if required during the term of this Agreement; and

(F)it, as the general partner of SILP, is regulated by the JFSC for the conduct of the relevant classes of fund services business under the Financial Services (Jersey) Law 1998 and is in compliance with the applicable codes of practice.

9.Representations and Warranties of the Sub-Subadviser

9.1The Sub-Subadviser represents and warrants to the Subadviser that:

(A)it is validly existing, duly empowered and authorised to execute, deliver and perform this Agreement and to give effect to the transactions contemplated hereby;

(B)this Agreement is binding upon it and enforceable in accordance with its terms except insofar as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or general principles of equity;

(C)it has complied with and will continue to comply with all laws, rules and regulations or court and governmental orders by which it is bound or to which it is subject in connection with the execution and performance of this Agreement;

(D)it is in compliance with such registration and licensing requirements as shall be necessary to enable it to perform its obligations hereunder, and agrees to maintain and renew such registrations if required during the term of this Agreement;

(E)it has the ability, capacity, and all necessary authorisations required by law to perform the services, duties and functions as are set forth herein reliably and professionally, has adequate resources to perform such services, duties and functions and is financially sound;

(F)it will not do or commit any act, matter or thing which would or might:

(1)result in the Subadviser failing to comply with Applicable Law; or

(2)prejudice or bring into disrepute in any manner the business or reputation of the Subadviser or any of the partners, directors, officers, agents, members and shareholders of the Subadviser and/or SILP;

(G)it has received a copy of the Manual and, in fulfilling its duties and obligations hereunder, will act in accordance with the Manual;

(H)it will perform its obligations hereunder in accordance with the applicable provisions of the Advisers Act and any rules thereunder; and

(I)it will promptly disclose to the Subadviser any development that may have a material impact on its ability to carry out its duties hereunder effectively and in compliance with Applicable Law.

10.Obligations of the Subadviser

10.1The Subadviser will supply or procure the supply to the Sub-Subadviser of copies of the Subadvisory Agreement and all amendments thereto, the Trust Documents and all amendments thereto notified to the Subadviser in accordance with the Subadvisory Agreement and all other information as the Sub-Subadviser shall reasonably require to enable it to perform its duties hereunder in respect of the Trust.

10.2The Subadviser will supply the Manual to the Sub-Subadviser and will promptly notify the Sub-Subadviser of all modifications and amendments to the Manual.

10.3Subject to the Subadvisory Agreement, and if available, the Subadviser will supply to the Sub-Subadviser a copy of the Trust's audited accounts in respect of each financial year as soon as they become available.

11.Restrictions and Requirements

11.1In carrying out its duties hereunder, the Sub-Subadviser shall comply with all instructions of the Subadviser in connection with the performance of the Subadviser's obligations under the Subadvisory Agreement, to the extent that such instructions are not inconsistent with Applicable Law. Such instructions may be given by any means as may be agreed between the parties from time to time. The Sub-Subadviser shall not be required to acknowledge the instructions of the Subadviser, however such instructions may be received.

11.2The Sub-Subadviser shall not hold itself out as being the Subadviser, in particular, through the use of the Subadviser's full legal name. For the avoidance of doubt, the Sub-Subadviser may make fair use of the Subadviser's trade mark(s) or name solely for the purpose of identifying the Subadviser's own products or services without the Subadviser's prior permission provided that the Sub-Subadviser follows the relevant generally accepted trade mark usage practices in the territory concerned, in particular, by providing proper attribution of ownership of the Subadviser's trade mark(s).

12.Fees and Expenses

12.1The Subadviser shall pay the Sub-Subadviser by way of remuneration for its services hereunder such fees as may be agreed between the parties from time to time.

12.2Subject to Clause 12.4, the Sub-Subadviser will be responsible for its expenses under this Agreement, including the fees and expenses of any investment adviser appointed by it but for the avoidance of doubt not the fees and expenses of the Brokers or any prime brokers, custodians, administrators, auditor or other third party appointed by or on behalf of the Trust.

12.3The fees payable to the Sub-Subadviser hereunder will supplement and will not be abated by any other remuneration receivable by the Sub-Subadviser in connection with any transactions effected by the Sub-Subadviser for the Trust.

12.4The Subadviser shall reimburse to the Sub-Subadviser (i) such costs, fees and expenses incurred by the Sub-Subadviser as may be described in the Subadvisory Agreement as being payable by the Trust and (ii) such other expenses as shall be agreed in writing between the Subadviser and the Sub-Subadviser.

12.5The Sub-Subadviser may, in its absolute discretion, from time to time waive or rebate all or any part of its fees hereunder to the Trust, the Subadviser or any third party.

13.Limitation of Liability and Indemnity

13.1The Sub-Subadviser will not be liable to the Subadviser, the Co-Managers or the Trust, subject to the terms of the Subadvisory Agreement, in respect of any act or omission of any person, firm or company through whom transactions in Investments are effected for the account of the Trust or any other party having custody or possession of the assets of the Trust from time to time, or of any clearance or settlement system.

13.2The Sub-Subadviser will not be liable for any loss hereunder, or in connection with this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. To the extent the Subadviser is required to indemnify the Co-Managers under the Subadvisory Agreement for the acts and omissions of the Sub-Subadviser, the Sub-Subadviser shall indemnify the Subadviser, its affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Sub-Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Without prejudice to the foregoing, the Sub-Subadviser shall be liable in any respect for any loss (howsoever described) to the Trust or to a Co-Manager hereunder only to the extent such loss is not able to be recovered by the Trust or the Co-Manager, as applicable, from the Subadviser.

13.3No warranty is given by the Sub-Subadviser as to the performance or profitability of the Portfolio or any part of it.

13.4The Subadviser shall indemnify and keep indemnified the Sub-Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses (other than expenses incurred by the Sub-Subadviser for which it is responsible pursuant to Clause 12.2), including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

13.5To the extent the limitation of liability and indemnity provisions of the Subadvisory Agreement are amended, this Agreement shall be deemed to be amended accordingly.

13.6Nothing in this Agreement shall exclude or restrict any duty or liability to the Subadviser which the Sub-Subadviser may have under Applicable Law.

14.Resignation and Termination

14.1This Agreement may be terminated without penalty at any time by either party giving not less than 60 days' prior written notice (or such shorter notice as the parties may agree) of termination to the other party, to be effective on such date specified in the notice. If the Subadvisory Agreement provides for a shorter or longer termination notice period, the Subadviser shall be able to terminate this Agreement on such shorter or longer notice as is set out in the Subadvisory Agreement.

14.2Notwithstanding the provisions of Clause 14.1, this Agreement shall terminate automatically (i) if the Sub-Subadviser ceases to be licensed and regulated by the MAS, (ii) upon the termination for whatever reason of the Subadvisory Agreement or (iii) in the event of its assignment (as defined in the 1940 Act).

14.3The Sub-Subadviser may terminate this Agreement with immediate effect if at any time the Trust and/or the Subadviser ceases to be a Singapore Eligible Investor.

14.4On termination of this Agreement, the Sub-Subadviser shall be entitled to receive all fees and other monies accrued due up to the date of such termination but shall not be entitled to compensation in respect of such termination.

14.5Termination of this Agreement shall be without prejudice to the completion of transactions already initiated. In accordance with and subject to the Subadvisory Agreement, such transactions will be completed by the Sub-Subadviser as soon as practicable and in an orderly fashion in accordance with the Subadvisory Agreement. Following notification of termination of appointment under this Agreement, the Sub-Subadviser shall not enter into any transaction without the prior consent of the Subadviser, except to close out positions as required under this Clause in accordance with the Subadvisory Agreement and to return the Portfolio to cash or near cash in accordance with the Subadvisory Agreement.

14.6The Subadviser shall use reasonable efforts to procure that the Co-Managers and/or the Trust, as applicable, shall promptly satisfy all obligations arising in respect of transactions properly effected by the Sub-Subadviser on the Co- Managers' and/or the Trust's behalf, as applicable, prior to such termination (including, if applicable, any obligation to pay or provide margin or other collateral). For the avoidance of doubt, the Subadviser shall use reasonable efforts to procure that the Co-Managers and/or the Trust will, if so required by the Sub-Subadviser, retain in the Portfolio cash or cash equivalent instruments to meet the aggregate of such obligations.

14.7Upon termination of this Agreement in accordance with this Clause 14 the rights and obligations of the parties under this Agreement shall terminate and be of no future effect, except that Clauses 13, 17, 27, 28 and 29 and this Clause 14.7 shall remain in full force and effect.

15.Conflicts of Interest

15.1The services of the Sub-Subadviser hereunder are not to be deemed exclusive. The Subadviser acknowledges that: (i) any Systematica Person may from time to time act as investment manager, manager, investment adviser or dealer in relation to, or be otherwise involved in, investment funds, vehicles or accounts other than the Trust (including investment funds, vehicles or accounts in which only Systematica Persons may invest or vehicles which are indirectly invested in, or exposed to, the Trust (and for which the Sub-Subadviser will earn management fees and may earn performance fees)) which have similar or different objectives to those of the Trust ("Relevant Vehicles"); (ii) the Systematica Persons, or other investment professionals, involved in advising, sponsoring or managing Relevant Vehicles may, or may not, provide similar services to, or fulfil similar roles in respect of, the Trust; (iii) Relevant Vehicles may produce investment results that are substantially different from those of the Trust; and (iv) any Systematica Person may (subject to Applicable Law and the Subadvisory Agreement) use information, intellectual property and investment strategies which it obtains, produces, creates, develops or utilises in the performance of services to the Trust in relation to Relevant Vehicles, as they may determine in their sole discretion. It is, therefore, possible that any of them may, in the course of business, have potential conflicts of interest with the Trust and, in particular, but without limiting the generality of the foregoing, (i) to the extent that the Trust invests in similar markets and Investments at or about the same time, Relevant Vehicles may compete with the Trust with respect to Investments and (ii) the potential fees payable to the Subadviser and/or its Associates by any Relevant Vehicle might in certain circumstances exceed the potential fees payable to them by or in respect of the Trust. Each Systematica Person will, at all times, have regard in such event to its obligations to the Trust.

15.2The Sub-Subadviser is subject to a conflicts of interest policy which specifies the procedures that it follows and the measures that it has adopted in order to avoid such conflicts or to manage and/or disclose such conflicts in a way that ensures fair treatment for its clients.

15.3Subject always to Applicable Law and the Subadvisory Agreement, any Systematica Person may invest in, directly or indirectly, or manage or advise Relevant Vehicles which invest in assets which may also be purchased or sold by the Trust. No Systematica Person shall be under any obligation, as applicable, to offer investment opportunities of which any of them become aware to the Trust or to account to the Trust in respect of (or share with the Trust or inform the Trust of) any such transaction or any benefit received by any of them from any such transaction, but will allocate such opportunities at its discretion on an equitable basis between the Trust, as appropriate, and other clients. Systematica Persons may allocate resources as they in their sole discretion consider appropriate in managing the assets of the Trust and any Relevant Vehicles in accordance with their respective investment objectives and approaches.

15.4Subject always to Applicable Law and the Subadvisory Agreement, the Sub- Subadviser will not and will procure that each Associate of the Sub-Subadviser will not deal, as principal or agent for a third party, with the Trust or the Subadviser except where dealings are in compliance with the Advisers Act and carried out as if effected on normal commercial terms negotiated on an arm's length basis and provided also that:

(A)any Systematica Person may buy, hold and deal in any Investments upon its individual account notwithstanding that similar Investments may be held by the Trust; and

(B)nothing herein contained shall prevent any Systematica Person from contracting or entering into any financial or other transaction with any member of the Trust or the Subadviser or with any company or body any of whose shares or securities are held by or for the account of the Trust or from being interested in any such contract or transaction.

15.5For the avoidance of doubt, any Systematica Person may invest in the Trust through the direct or indirect acquisition of any equity interest (howsoever referred to) in the Trust.

15.6The parties hereto acknowledge that:

(A)partners, directors, officers, agents, members and shareholders of the Subadviser, SILP and/or the Trust are or may be interested in any Systematica Person as partners, members, directors, officers, employees, agents, shareholders or otherwise, and that partners, members, directors, officers, employees and agents of any Systematica Person are or may be interested in the Subadviser, SILP and/or the Trust as partners, directors, officers, agents, shareholders, members or otherwise;

(B)no person so interested shall be liable to account for any benefit to the other party by reason solely of such interest; and

(C)the services being supplied by any Systematica Person to the Trust and, where applicable, the Subadviser under this Agreement or otherwise may at the option of the Sub-Subadviser or the relevant Systematica Person be supplied through partners, members, directors, officers, employees or agents who are so interested.

16.No Licence

16.1The Subadviser and the Sub-Subadviser each acknowledges for the benefit of the other that:

(A)no provision of this Agreement grants either of them any rights, except as contained herein, in any intellectual property belonging to or developed by any of the parties or their Associates; and

(B)this Agreement does not constitute a licence in respect of any such intellectual property.

17.Confidentiality

17.1Subject to the Subadvisory Agreement, neither the Sub-Subadviser nor any of its Associates is obliged to disclose to the Trust, the Co-Managers or the Subadviser or, in making any decision or taking any step in connection with the investment management of the Portfolio, to take into consideration information either:

(A)the disclosure of which by it to the Trust or the Subadviser would or might be a breach of duty or confidence to any other person; or

(B)which came to the notice of a partner, member, director, officer, employee or agent of the Sub-Subadviser or any of its Associates, but does not come to the actual notice of the individual making the decision or taking the step in question.

17.2The Subadviser and the Sub-Subadviser shall at all times respect and protect the confidentiality of information acquired in consequence of this Agreement except pursuant to any right or obligation to or by which the relevant party may be entitled or bound to disclose information or under compulsion of law or pursuant to the requests and/or requirements of competent regulatory authorities including, without limitation, the SEC, the MAS and the JFSC.

17.3Nothing in this Clause 17 shall prevent the disclosure of information by either party to its Associates, auditors, or legal or other professional advisers in the proper performance of their duties. In addition, subject to the Subadvisory Agreement, the Subadviser, in accordance with Clauses 4(a) and 5(b) of the Subadvisory Agreement, hereby authorises the Sub-Subadviser to disclose information relating to the Trust and the Co-Managers to any of its Associates, and their auditors or legal or other professional advisers in the proper performance of their duties, subject to such Associates, auditors and advisers agreeing not to disclose such information to any third party.

17.4Neither of the parties hereto shall do or commit any act, matter or thing which would or might prejudice or bring into disrepute in any manner the business or reputation of another party or any director or member of such party.

18.Notices

18.1Any notice given hereunder shall be in writing and may be delivered by hand or sent by pre-paid courier to the relevant party's registered office or principal place of business for the time being or, in the case of any party hereto, to such other address as that party may from time to time notify to the other parties.

18.2Notices given by hand shall be deemed to have been given contemporaneously. Notices given by pre-paid courier shall be deemed to have been given 5 days after delivery by the person giving notice at the courier office.

19.Assignment

19.1Neither of the parties shall assign all or any of its rights or benefits under this Agreement without the written consent of the other party.

20.Amendments

20.1The Subadviser may amend this Agreement by giving the Sub-Subadviser not less than 7 days' written notice of the relevant amendments, to the extent that the Subadviser reasonably considers such amendments to be necessary in order to comply with Applicable Law, including the Advisers Act. Subject to the foregoing, this Agreement may only be amended by prior written agreement between the Subadviser and the Sub-Subadviser.

21.Reservation of Rights

21.1The rights, powers, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise.

21.2No failure to exercise nor any delay in exercising by either party to this Agreement any right, power, privilege or remedy under this Agreement shall impair or operate as a waiver thereof in whole or in part.

21.3No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

22.Whole Agreement

22.1This Agreement, together with any documents referred to in it, constitutes the whole agreement between the parties relating to the subject matter of this Agreement and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter.

23.Severability

23.1If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, such provision shall be deemed to be deleted from this Agreement as if it had not originally been contained in this Agreement and the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected. Notwithstanding the foregoing in the event of such deletion the parties shall negotiate in good faith in order to agree the terms of a mutually acceptable and satisfactory alternative provision in place of the provision so deleted.

24.Counterparts

24.1This Agreement may be executed in any number of counterparts, which shall together constitute one agreement. Each party may enter into this Agreement by signing any such counterpart.

25.Communications

25.1Telephone conversations and electronic communications with the Trust or the Co-Managers may be recorded by the Sub-Subadviser. A copy of the recording of such conversations and communications will be available to the Trust or a Co- Manager, as applicable, on request for a period of five years, or up to seven years in accordance with the Sub-Subadviser's policies, from the date the recording is made.

26.No Partnership

26.1Nothing in this Agreement shall constitute or be deemed to constitute a partnership, joint venture or similar relationship between the parties and/or any other person nor, except as expressly provided, shall it constitute, or be deemed to constitute, either party the agent of the other party for any purpose.

27.Contracts (Rights of Third Parties) Act 1999

27.1Save for each third party referred to in Clause 13, which shall be entitled to enforce the relevant terms thereof, no person who is not a party to this Agreement shall have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

28.Governing Law

28.1Save as otherwise set out in Schedule 1, this Agreement and any non-contractual obligations arising from or connected with it shall be governed by English law and this Agreement shall be construed in accordance with English law.

29.Jurisdiction

29.1In relation to any legal action or proceedings arising out of or in connection with this Agreement (whether arising out of or in connection with contractual or non- contractual obligations) ("Proceedings"), each of the parties irrevocably submits to the exclusive jurisdiction alternatively to each other of the English courts and the Jersey courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum. For the avoidance of doubt, no other court shall have jurisdiction to settle any such claim, dispute, or matter of difference.

IN WITNESS whereof the parties hereto have caused this Agreement to be signed as of the day and year first above written.

SIGNED BY	)
for and on behalf of	)
SYSTEMATICA INVESTMENTS LIMITED	)
acting as the general partner of	)
SYSTEMATICA INVESTMENTS LP	)
SIGNED BY	)
for and on behalf of	)
SYSTEMATICA INVESTMENTS	)
SINGAPORE PTE. LTD.	)

SCHEDULE 1

The Investment Company Act of 1940

1.10The Sub-Subadviser shall reasonably co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, provided that the Sub-Subadviser shall not be responsible for the Trust's compliance with such laws and regulations where compliance is required by parties other than the Sub- Subadviser and/or the Subadviser. In connection therewith, the Sub-Subadviser shall, among other things, prepare and file (or assist the Subadviser with the preparation and filing of, as applicable) such reports as are, or may in the future be, required by the SEC and are required to be filed by the Sub-Subadviser and/or the Subadviser (and not the Trust or the Co-Managers).

1.11The Sub-Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as and to the extent required of the Sub-Subadviser and/or the Subadviser by Rule 31a-l under the 1940 Act (where such records are not otherwise kept by the Trust, the Co-Managers or such other Trust service provider), and shall render (or assist the Subadviser in rendering, as applicable) to the Trust's Board of Trustees, such periodic and special reports as the Trustees may reasonably request. The Sub-Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

1.12The Sub-Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Sub-Subadviser hereby agrees that it shall not consult with a subadviser other than the Subadviser or with any other subadviser (non-affiliated with the Subadviser) to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

1.13The Sub-Subadviser shall keep the Trust's books and records required to be maintained by the Sub-Subadviser pursuant to paragraph 1.2 of this Schedule 1 and shall timely furnish (or assist the Subadviser in furnishing) to the Co- Managers all information relating to the Sub-Subadviser's services hereunder reasonably needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Sub-Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Sub-Subadviser will tender (or will assist the Subadviser in tendering) promptly to the Trust any of such records upon the Trust's request, provided, however, that the Sub-Subadviser may retain a copy of such records. The Sub-Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the SEC under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1.2 of this Schedule 1.

1.14In connection with its duties under this Agreement, the Sub-Subadviser agrees to maintain adequate compliance procedures reasonably designed to prevent its violation of the 1940 Act, the Commodity Exchange Act of 1936, as amended, the Advisers Act, and other applicable federal regulations.

1.15The Sub-Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Sub-Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, with respect to the services provided hereunder, the Sub-Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with provisions applicable to it under the 1940 Act, the Commodity Exchange Act of 1936, as amended, the Advisers Act, and other applicable federal regulations.

1.16The Sub-Subadviser shall provide (or assist the Subadviser to provide) the Co- Managers with any information within its possession that is reasonably requested by the Co-Managers regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Subadviser shall provide (or assist the Subadviser to provide) the Co-Managers with any reasonable certification, documentation or other relevant information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation, in a form to be mutually agreed upon by the Subadviser and the Co- Managers. The Sub-Subadviser shall inform the Subadviser as soon as reasonably practicable if the Sub-Subadviser becomes aware of any information in the prospectus of the Trust relating to the Sub-Subadviser that is materially inaccurate or incomplete.

1.17The Sub-Subadviser shall assist the Subadviser to certify quarterly to the Co- Managers that the Sub-Subadviser, to the extent it is one of the "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) of the Subadviser, has complied materially with the requirements of the Code of Ethics during the previous quarter or, if not, explain what the Sub-Subadviser has done to address any such violation. Annually, the Sub-Subadviser shall assist the Subadviser to furnish a written report, which complies with the requirements of Rule 17j-1, concerning, among others, the Code of Ethics, to the Co-Managers. Upon reasonable written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Sub-Subadviser shall permit representatives of the Trust or the Co-Manager (in each case provided they are subject to applicable confidentiality obligations) to examine, on reasonable prior notice and at a mutually convenient time agreed upon by the Sub-Subadviser (or the Subadviser) and the Co-Managers, reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics, insofar as such reports or summaries relate solely to the Trust.

1.18Without prejudice to Clause 28 of this Agreement, any question of interpretation of any term or provision of this Schedule 1 or in Clauses 13.2 or 13.4 having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Schedule 1 or in Clauses 13.2 or 13.4, is related by rules, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

DATED: 1 December 2022

Sub-Subadvisory Agreement

between

SYSTEMATICA INVESTMENTS LIMITED

as the Subadviser

and

SYSTEMATICA INVESTMENTS GP LIMITED, ACTING THROUGH ITS GENEVA BRANCH, AS GENERAL PARTNER OF SYSTEMATICA INVESTMENTS GUERNSEY LP

as the Sub-Subadviser

relating to

THIS AGREEMENT is dated 1 December 2022 and made

BETWEEN:

(1)SYSTEMATICA INVESTMENTS LIMITED, a limited company incorporated in Jersey whose registered office is at First Floor, 29 Esplanade, St Helier, Jersey JE2 3QA, Channel Islands (the "Subadviser"); and

(2)SYSTEMATICA INVESTMENTS GP LIMITED, a limited company registered in Jersey whose registered office is at First Floor, 29 Esplanade, St Helier, Jersey JE2 3QA, Channel Islands, (the "Sub- Subadviser"), acting through its branch, Systematica Investments GP Limited, St-Hélier (Jersey), succursale de Genève (the "Geneva Branch"), acting in its capacity as general partner of Systematica Investments Guernsey LP, a limited partnership registered in Guernsey whose registered office is at Martello Court, Admiral Park, St Peter Port, Guernsey GY1 3HB, Channel Islands ("SGLP").

BACKGROUND:

(A)The Co-Managers (as defined below) have appointed the Subadviser to provide investment advisory services to the Trust (as defined below), subject to the supervision of the Co-Managers and the Board of Trustees of the Trust (the "Board" or the "Trustees"), pursuant to the subadvisory agreement dated on or about the date hereof between the Co-Managers and the Subadviser, as may be further amended, restated and/or novated from time to time (the "Subadvisory Agreement"). Pursuant to Clauses 5(b) and 5(c) of the Subadvisory Agreement, the Co-Managers have also agreed to the Subadviser's delegation to the Sub-Subadviser.

(B)Pursuant to Clause 5(e) of the Subadvisory Agreement, the Subadviser remains responsible for the monitoring and ongoing supervision of the Sub-Subadviser.

(C)The Subadviser wishes to appoint the Sub-Subadviser to act as its delegate and to exercise the functions, powers and duties set out in this Agreement in relation to the Portfolio, which appointment the Sub- Subadviser wishes to accept.

(D)The Sub-Subadviser will generally perform its duties under this Agreement by acting through the Geneva Branch.

THE PARTIES AGREE AS FOLLOWS:

1.Interpretation

1.1In this Agreement, unless the context otherwise requires, the following words have the following meanings: "1940 Act" means the United States Investment Company Act of 1940, as amended.

"Advisers Act" means the United States Investment Advisers Act of 1940.

"Applicable Law" means, in respect of any person, all laws, rules, regulations and codes of practice in force and effect to which that person is subject at the relevant time.

"Associate" in relation to a person means a parent undertaking or subsidiary undertaking of that person (both as defined in Section 1162 of the Companies Act 2006), or a parent undertaking of a subsidiary undertaking of that person, or a subsidiary undertaking of a parent undertaking of that person.

"Broker" means a broker, dealer or other third party with which an order relating to Investments may be placed for execution on behalf of the Trust.

"CFTC" means the United States Commodity Futures Trading Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"Co-Managers" means PGIM Investments LLC, a New York limited liability company, and AST Investment Services, Inc., a Maryland corporation.

"Effective Date" has the meaning given to it in the Subadvisory Agreement.

"FCA" means the Financial Conduct Authority of the United Kingdom and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"FCA Rules" means the rules, guidance, principles and codes comprised in the Handbook of Rules and Guidance issued by the FCA.

"FINMA" means the Swiss Financial Market Supervisory Authority FINMA and any successor body from time to time carrying out all or any part of the relevant functions thereof.

"FSJL" means the Financial Services (Jersey) Law 1998.

"Investment Restrictions" means any investment restrictions set out in the Subadvisory Agreement.

"Investments" means any asset, right, holding or interest falling within any paragraph in the Order, any loan and any spot or forward foreign exchange transaction or any other asset, right, instrument or interest in which the Subadviser may invest directly or indirectly on behalf of the Trust as contemplated by the Subadvisory Agreement, including units in unregulated collective investment schemes, to the extent applicable.

"JFSC" means the Jersey Financial Services Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"Limit Order" has the meaning given to it in the FCA Rules.

"Manual" means the compliance manual of the Subadviser, as amended from time to time.

"MiFID II" means Directive 2014/65/EU of the European Parliament and of the Council of 15 May 2014 on markets in financial instruments, the Markets in Financial Instruments (MiFIR) Regulation (EU) No 600/2014 and any implementing legislation or regulation thereunder (including but not limited to, as the same may be incorporated into UK law and regulation from time to time).

"Order" means the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001.

"Outsourcing Policy" means the JFSC's Outsourcing Policy and Guidance Notes.

"Portfolio" means the assets and Investments of the Trust as may be allocated to the Sub-Subadviser by the Subadviser on behalf of the Trust from time to time for portfolio management by the Sub-Subadviser, as applicable, hereunder including, for the avoidance of doubt and to the extent applicable, any uninvested cash.

"SEC" means the United States Securities and Exchange Commission and/or any successor authority carrying out all or part of the relevant functions thereof applicable to the business to which this Agreement relates.

"SILP" means Systematica Investments LP, a limited partnership formed in Guernsey with registered number 2193.

"Systematica Person" means the Sub-Subadviser, the Subadviser, SGLP, their Associates and each of their respective shareholders, partners, members, directors, officers, employees and agents.

"Trust" means Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust.

"Trust Documents" has the meaning given to it in the Subadvisory Agreement.

"Trading Venue" means a regulated market, multilateral trading facility or organised trading facility as defined in MiFID II.

1.2References to statutory provisions, regulations, notices or the FCA Rules shall include those provisions, regulations, notices or FCA Rules as amended, extended, consolidated, substituted, re-issued or re-enacted from time to time.

1.3The parties agree that (notwithstanding any reference in this Agreement to the FCA Rules) the FCA Rules do not form part of, and are not incorporated into, this Agreement.

1.4References to Clauses and Schedules are to clauses and schedules of this Agreement and headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.5Unless the context otherwise requires and except as varied or otherwise specified in this Agreement, words and expressions contained in this Agreement shall bear the same meaning as in the Subadvisory Agreement.

1.6The Sub-Subadviser has been provided with a copy of the Subadvisory Agreement. To the extent the Subadvisory Agreement conflicts with, amends, varies, restricts or adds to the terms hereof, the Sub- Subadviser's rights and obligations under this Agreement shall be amended mutatis mutandis and, accordingly, the Sub-Subadviser's rights and obligations hereunder shall be expanded, or limited, as appropriate, so that the Sub-Subadviser complies with the terms of the Subadvisory Agreement.

1.7This Agreement will come into force upon due execution by the parties hereto with effect from the date of signing of the Subadvisory Agreement.

1.8The parties acknowledge that the Subadviser is the general partner of SILP and that the Subadviser has entered into this Agreement solely in that capacity.

1.9The parties acknowledge that the Sub-Subadviser is the general partner of SGLP and that the Sub-Subadviser has entered into this Agreement solely in that capacity.

1.10The Schedule to this Agreement forms part of it.

2.Regulatory Status

2.1The Sub-Subadviser is licensed and regulated by the JFSC for the conduct of the relevant classes of fund services business under the FSJL and is also registered as an investment adviser with the SEC under the Advisers Act. The Geneva Branch is authorised by FINMA as a branch of the Sub-Subadviser as a Manager of Collective Assets.

2.2The Sub-Subadviser hereby covenants with the Subadviser that for so long as this Agreement remains in force it shall carry out its duties and obligations and exercise its powers and discretions under this Agreement in accordance with the FSJL and all other Applicable Law.

2.3The appointment of the Sub-Subadviser and the conduct of business by the Sub-Subadviser are subject to certain regulatory requirements. Certain additional terms relating to the provision of services under this

Agreement required by those regulatory requirements are set out in Schedule 1. In the event of any conflict between the other terms of this Agreement and Schedule 1, Schedule 1 shall prevail.

3.Appointment of the Sub-Subadviser

3.1Subject always to the Subadvisory Agreement, the Subadviser, with the consent of the Co-Managers and formal approval by the Board of the Trust as required by Section 15 of the 1940 Act, pursuant to Clauses 5(b) and 5(c) of the Subadvisory Agreement, hereby engages and appoints the Sub-Subadviser, acting as agent of the Trust, with effect from the Effective Date and until the Sub-Subadviser's appointment shall be terminated as hereinafter provided, to assume the obligations and provide it with the services set out in Clause 6, and the Sub-Subadviser hereby accepts such engagement and appointment and agrees to assume the relevant obligations set forth herein.

3.2The Sub-Subadviser shall have authority to act for or represent the Subadviser, the Co-Managers and the Trust only as expressly provided in this Agreement or as the Sub-Subadviser may be otherwise authorised. The Sub-Subadviser agrees that in performing its services under this Agreement it shall have no right, power or authority to assume or create any obligation or responsibility, express or implied, on behalf of, or generally to act for, represent or bind in any manner, the Subadviser and the Sub-Subadviser shall not be deemed an agent of the Subadviser.

4.Relationship between the Sub-Subadviser and the Subadviser

4.1The Sub-Subadviser further acknowledges and agrees that the Subadviser is responsible for the monitoring and ongoing supervision of the Sub-Subadviser pursuant to the terms of Clause 5(e) of the Subadvisory Agreement and in compliance with the Outsourcing Policy. Accordingly, the Sub-Subadviser is required to provide certain services hereunder to the Subadviser pursuant to Clause 6, and the Subadviser may give certain instructions or information to the Sub-Subadviser, in support thereof or in connection therewith. The Sub-Subadviser agrees promptly to give effect to instructions given by the Subadviser subject to and in accordance with Clause 11.

5.Duties of the Sub-Subadviser to the Trust

5.1General

(i)The Sub-Subadviser shall manage the Portfolio as the delegate of the Subadviser (and as agent of the Trust) on a discretionary basis subject to and in compliance with the Subadvisory Agreement and subject to any objectives, any Investment Restrictions and operational procedures set out in the Subadvisory Agreement and/or stipulated by the Subadviser from time to time. Subject to such objectives, Investment Restrictions and operational procedures set out in the Subadvisory Agreement, the Sub-Subadviser will have complete discretion for the account and as the delegate of the Subadviser, and without prior reference to the Subadviser, the Co-Managers or the Trust, in relation to the Portfolio to buy, sell (including without limitation short sales), retain, convert, execute, exchange or otherwise deal in Investments and other assets, borrow securities, make deposits, make and participate in loans, subscribe to issues and offers for sale of, and accept placings, underwritings and sub-underwritings, of any Investments, effect transactions whether or not on any recognised market or exchange and whether or not frequently traded on any such market or exchange (including, without limitation, derivatives transactions, repurchase and reverse repurchase transactions, and securities lending transactions), and otherwise act as the Sub-Subadviser judges appropriate in relation to the management and investment of the Portfolio; provided that: (i) the Sub-Subadviser shall be subject to the provisions and guidelines of the Manual and shall comply with the applicable provisions of the Advisers Act and the rules promulgated thereunder; and (ii) the performance of the Sub-Subadviser on behalf of the Subadviser of its duties under this Agreement shall be subject to monitoring and ongoing supervision by the Subadviser and to the instructions of the Subadviser in respect of its responsibilities under the Subadvisory Agreement.

(j)The Sub-Subadviser shall perform such of the Subadviser's duties to the Trust in connection with the Subadvisory Agreement as the Subadviser requests of the Sub-Subadviser from time to time, as contemplated by the Subadvisory Agreement.

(k)The Sub-Subadviser is authorised to give approved counterparties (as set out in the Subadvisory Agreement and/or as notified to the Sub-Subadviser by the Subadviser from time to time) any instructions in respect of the Trust which may be necessary or desirable for the proper performance of the Sub-Subadviser's duties under this Agreement, provided such instructions are consistent with the Subadviser's rights under the Subadvisory Agreement. For the avoidance of doubt, subject to Clause 5.3, the Sub-Subadviser shall not be responsible for the acts or omissions of such third parties or for any failure or delay in settlement or in respect of any act or omission of any person, firm or company through which transactions are effected for the Portfolio or of any clearance or settlement system, whatever the reason, to the extent the Subadviser is not responsible to the Trust under the Subadvisory Agreement for such acts, omissions, failure or delay, as applicable. Subject to, and in accordance with, the Subadvisory Agreement, the Sub-Subadviser is authorised to enter into, make and perform all contracts, agreements and other undertakings, including account opening and other related trading documentation as may in the opinion of the Sub-Subadviser be necessary or desirable for the proper performance of the Sub-Subadviser's duties under this Agreement and the Subadviser agrees to use reasonable efforts to procure that the Trust or a Co-Manager, as applicable, ratifies such contracts, agreements and undertakings on request.

(l)The Sub-Subadviser acknowledges that cash or other assets may be added to, or withdrawn from, the Portfolio.

Investment Restrictions

5.2Save as set out in the Subadvisory Agreement, the Subadviser confirms that the investment objectives of the Trust do not include:

(i)any limits or restrictions on the length of time for which it wishes to hold any particular Investment;

(j)any preferences regarding risk taking, risk limits or risk guidelines;

(k)any particular risk profile; or

(l)any particular purpose for its investment activities.

Any breaches of any investment objectives, guidelines or Investment Restrictions applicable to the Trust and as stipulated in the Subadvisory Agreement shall be notified to the Subadviser as soon as practicable and/or the Sub-Subadviser shall seek to rectify the situation in accordance with the Subadvisory Agreement.

Use of Brokers

5.3Subject to the Subadvisory Agreement, the Sub-Subadviser may engage Brokers (which may be Associates of the Sub-Subadviser) for the Trust's account and may also engage third parties to advise in relation to the performance by it of any of the services to be provided by it under this Agreement or the performance by the Subadviser or any third party acting as portfolio manager of the Trust of the services that such person provides to the Trust. Subject to the terms of the Subadvisory Agreement, none of the Sub-Subadviser, SGLP or any of SGLP's limited partners shall be liable for the acts or omissions of any such Brokers and/or third parties but, to the extent contemplated by the Subadvisory Agreement, will act in good faith and with reasonable skill and care in the selection, use and monitoring thereof.

Rights of Investments

5.4Subject to the Subadvisory Agreement, the Sub-Subadviser shall exercise, or refrain from the exercise of, any voting or other rights attaching to the investments comprised in the Portfolio as the Sub-Subadviser shall in its absolute discretion think fit, subject to any instructions given to the Sub-Subadviser by the Subadviser.

5.5In managing the Portfolio, the Sub-Subadviser may be responsible (together with the Subadviser and its affiliates), to the extent that the Subadviser is responsible under the Subadvisory Agreement, for reviewing, and taking such action as it may consider appropriate, in respect of rights of the Trust, other than income, conferred in respect of any Investments or other assets within the Portfolio, subject to any instructions given to the Sub-Subadviser by the Subadviser or the Trust.

Execution of Orders and Transactions

5.6In accordance with the Subadvisory Agreement, when executing transactions in Investments or placing orders relating to Investments with Brokers for execution, the Sub-Subadviser shall (except to the extent that it is following a specific instruction from the Subadviser, a Co-Manager or the Trust in relation to the execution of an order) owe to the Subadviser a duty to take all sufficient steps to obtain the best possible result for the Trust, in accordance with the order execution policy. Subject to that duty, the Subadviser acknowledges that the Sub-Subadviser may place orders relating to Investments on behalf of the Subadviser with Associates of the Sub-Subadviser.

5.7A summary of the Sub-Subadviser's order execution policy, which the Subadviser confirms receipt of, and consents to, on behalf of the Trust, has been provided to the Co-Managers and will be updated periodically, as required, by the Sub-Subadviser.

5.8By signing this Agreement, the Subadviser hereby expressly consents, on behalf of the Trust, to the execution outside of a Trading Venue of the Trust's orders relating to Investments.

5.9Subject to Applicable Law and the terms of the Subadvisory Agreement, the Sub-Subadviser may when executing transactions in Investments on behalf of the Trust or placing orders relating to Investments on behalf of the Trust with Brokers, aggregate those transactions or orders with those of one or more of the Sub- Subadviser's other clients. Aggregation may on some occasions operate to the disadvantage of the Trust.

5.10To the extent that the Sub-Subadviser places a Limit Order for the sale or purchase of equities on behalf of the Trust with a Broker, the Sub-Subadviser shall not make public (and shall use reasonable endeavours to procure that the Broker does not make public) the details of that Limit Order unless the Sub-Subadviser considers, in its absolute discretion, that it is appropriate for such details to be made public (which shall, without limitation, be deemed to include where the relevant Broker makes the relevant details of that Limit Order public in circumstances where the Sub-Subadviser has given the Broker the discretion to do so).

Operational Procedures

5.11The Sub-Subadviser shall not hold client money on behalf of the Trust. Money within the Portfolio shall be held in accordance with the custody arrangements agreed with approved counterparties, custodians or with other banks, brokers and dealers, approved and appointed from time to time by or on behalf of the Trust and on terms agreed by the Trust and/or the Co-Managers.

5.12The Sub-Subadviser shall not have authority to hold or have possession of any Investments or other assets of the Portfolio and, unless the Subadviser is otherwise directed by the Trust or a Co-Manager, and/or the Subadviser otherwise directs the Sub-Subadviser, generally or in any particular respect, custody of all Investments and other assets of the Portfolio shall be entrusted to approved counterparties and/or custodians (as set out in the Subadvisory Agreement and/or as notified to the Sub-Subadviser by the Subadviser from time to time).

5.13The Sub-Subadviser shall comply with such further operational procedures as may from time to time be agreed between the parties, or between the Subadviser and the Trust and/or the Co-Managers.

Reporting

5.14The Sub-Subadviser shall provide the Subadviser with such periodic reports on the Portfolio as may reasonably be requested by the Subadviser or as may be set out in the Subadvisory Agreement, as the case may be. In addition, in accordance with Applicable Law, the Sub-Subadviser shall provide the Trust with a periodic statement (or shall procure that such a statement is provided by another person) as required by the Subadvisory Agreement, but not less frequently than annually. The contents of any such periodic statement shall be at the discretion of the Sub-Subadviser but shall in any event be in compliance with Applicable Law and the Subadvisory Agreement. The parties acknowledge that valuation of the assets of the Portfolio in the periodic statements and any other reports do not necessarily reflect realisable values. Without prejudice to the generality of the foregoing, upon reasonable request at any time, the Sub-Subadviser shall promptly provide performance information relating to the Portfolio during the term of this Agreement in accordance with such measures of the performance as may be reasonably requested by the Subadviser pursuant to Clause 6 and/or as required by the Subadvisory Agreement. The Sub-Subadviser will provide the Trust, or procure that the Trust is provided, on an annual basis, with such information on costs and associated charges, including the costs of both investment and ancillary services, the cost of advice, the cost of the financial instruments and any third party payments, as the parties may agree from time to time.

Commissions

5.15Unless otherwise set out in the Subadvisory Agreement, the Sub-Subadviser will not use the assets of the Trust to pay for "Research" as such term is defined within the FCA Rules.

5.16In accordance with its policies from time to time, the Sub-Subadviser may receive for its own benefit certain goods or services from time to time from service providers to the Trust.

5.17The Sub-Subadviser's policy on the purchase of such third party Research shall be provided to the Trust, on reasonable request.

6.Duties of the Sub-Subadviser to the Subadviser

6.1The Sub-Subadviser shall provide services to and assist and comply with the instructions of the Subadviser in order to enable the Subadviser to discharge its duties to the Co-Managers and/or the Trust. Any such services will be provided as principal and not as agent. Without prejudice to the generality of the foregoing, the Sub-Subadviser shall provide the services set out below in this Clause 6 to the Subadviser.

6.2If any Investment Restrictions are exceeded as a result of market forces or movements or otherwise or are breached, the Sub-Subadviser shall notify the Subadviser as soon as practicable and seek to rectify the situation in accordance with the Subadvisory Agreement.

6.3The Sub-Subadviser shall, without prejudice to the generality of the foregoing, also:

(A)provide an analysis of the progress of all Investments and other assets within the Portfolio as reasonably requested by the Subadviser and timely responses to such queries in respect of its portfolio management services hereunder as the Subadviser from time to time reasonably raise;

(B)provide the Subadviser with such assistance as may from time to time be reasonably required by the Subadviser in order for the Subadviser to discharge its responsibilities under the Subadvisory Agreement to the Co-Managers and/or the Trust;

(C)prepare material for inclusion in the reports of the Trust whenever the Subadviser shall reasonably require such material;

(D)keep or cause to be kept appropriate books, records and statements in connection with its activities hereunder in accordance with the Subadvisory Agreement, in particular as shall be necessary to give a complete record of all transactions which the Sub-Subadviser carries out for the account of the Trust, which the Subadviser and persons authorised in writing by the Subadviser (which may include the Trust, the Co-Managers and their authorised representatives) shall be entitled to inspect at all reasonable times, and provide them with access to the then current premises of the Sub-Subadviser at such reasonable times as are required by the Subadvisory Agreement or the Subadviser; and

(E)if required by the Subadviser, provide ongoing monitoring and supervision of other sub-investment managers (if any) appointed by the Subadviser from time to time.

6.4In the event that the Sub-Subadviser shall make any acquisitions or disposals of any Investments which will or may give rise to any obligations of disclosure imposed on the Trust by any Applicable Law with respect to the Trust's interest therein, the Sub-Subadviser shall to the extent permitted by Applicable Law and the Subadvisory Agreement make the appropriate disclosures or, if not so permitted, notify the Subadviser as soon as possible of the obligation of disclosure and the transaction giving rise to such obligation.

6.5The Sub-Subadviser will take reasonable steps to monitor the positions of the Portfolio in relation to commodity derivatives admitted to trading or traded on a trading venue in the EEA subject to position limits, and is permitted to take any such step as may be required to ensure that none of the Sub-Subadviser, the Subadviser, nor each Systematica Person is in breach of its regulatory obligations in relation to the same. The Sub-Subadviser may report, or may provide information to third parties to report, to regulatory authorities in the EEA information regarding positions of the Portfolio in commodity derivatives.

7.Delegation

The Sub-Subadviser may not delegate any of its functions, powers and duties under this Agreement to any person and may not itself delegate a third party to exercise investment discretion in its place, in each case without the prior written consent of the Subadviser, the Co-Managers and formal approval of the relevant agreement by the Board as required by Section 15 of the 1940 Act. Any such delegation shall be to the extent permitted by applicable law and subject to applicable provisions of the 1940 Act and made in accordance with the Subadvisory Agreement and the Outsourcing Policy.

8.Representations and Warranties of the Subadviser

8.1The Subadviser represents and warrants to the Sub-Subadviser that:

(A)it is validly existing, duly empowered and authorised to execute, deliver and perform this Agreement for the Trust and itself and to give effect to the transactions contemplated hereby;

(B)this Agreement is binding upon it and enforceable in accordance with its terms except insofar as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or general principles of equity;

(C)it has complied with and will continue to comply with all laws, rules and regulations or court and governmental orders by which it is bound or to which it is subject in connection with the execution and performance of this Agreement;

(D)to its knowledge, all of the assets comprising the Portfolio shall be owned by the Trust, or any wholly- owned or partially-owned subsidiary of the Trust or other vehicle or arrangement, free of lien and encumbrance and no other person shall have any interest in any of the assets of the Portfolio save as otherwise provided in the Subadvisory Agreement, this Agreement, in the agreements appointing approved counterparties and/or custodians (copies of each of which shall have been provided to the Sub-Subadviser, where practicable) or as notified by the Subadviser from time to time;

(E)it is duly registered with the SEC as an investment adviser under the Advisers Act, is registered with the Commodity Futures Trading Commission as a commodity pool operator and a commodity trading advisor and is in compliance with such other registration and licensing requirements as shall be necessary to enable it to perform its obligations hereunder, and it agrees to maintain or procure the maintenance of, as appropriate, and renew or procure the renewal of, as appropriate, such registrations and licences if required during the term of this Agreement; and

(F)it, as the general partner of SILP, is regulated by the JFSC for the conduct of the relevant classes of fund services business under the Financial Services (Jersey) Law 1998 and is in compliance with the applicable codes of practice.

9.Representations and Warranties of the Sub-Subadviser

9.1The Sub-Subadviser represents and warrants to the Subadviser that:

(A)it is validly existing, duly empowered and authorised to execute, deliver and perform this Agreement and to give effect to the transactions contemplated hereby;

(B)this Agreement is binding upon it and enforceable in accordance with its terms except insofar as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or general principles of equity;

(C)it has complied with and will continue to comply with all laws, rules and regulations or court and governmental orders by which it is bound or to which it is subject in connection with the execution and performance of this Agreement;

(D)it is in compliance with such registration and licensing requirements as shall be necessary to enable it to perform its obligations hereunder, and agrees to maintain and renew such registrations if required during the term of this Agreement;

(E)it has the ability, capacity, and all necessary authorisations required by law to perform the services, duties and functions as are set forth herein reliably and professionally, has adequate resources to perform such services, duties and functions and is financially sound;

(F)it will not do or commit any act, matter or thing which would or might:

(1)result in the Subadviser failing to comply with Applicable Law; or

(2)prejudice or bring into disrepute in any manner the business or reputation of the Subadviser or any of the partners, directors, officers, agents, members and shareholders of the Subadviser and/or SILP;

(G)it has received a copy of the Manual and, in fulfilling its duties and obligations hereunder, will act in accordance with the Manual;

(H)it will perform its obligations hereunder in accordance with the applicable provisions of the Advisers Act and any rules thereunder; and

(I)it will promptly disclose to the Subadviser any development that may have a material impact on its ability to carry out its duties hereunder effectively and in compliance with Applicable Law.

10.Obligations of the Subadviser

10.1The Subadviser will supply or procure the supply to the Sub-Subadviser of copies of the Subadvisory Agreement and all amendments thereto, the Trust Documents and all amendments thereto notified to the Subadviser in accordance with the Subadvisory Agreement and all other information as the Sub-Subadviser shall reasonably require to enable it to perform its duties hereunder in respect of the Trust.

10.2The Subadviser will supply the Manual to the Sub-Subadviser and will promptly notify the Sub-Subadviser of all modifications and amendments to the Manual.

10.3Subject to the Subadvisory Agreement, and if available, the Subadviser will supply to the Sub-Subadviser a copy of the Trust's audited accounts in respect of each financial year as soon as they become available.

11.Restrictions and Requirements

11.1In carrying out its duties hereunder, the Sub-Subadviser shall comply with all instructions of the Subadviser in connection with the performance of the Subadviser's obligations under the Subadvisory Agreement, to the extent that such instructions are not inconsistent with Applicable Law. Such instructions may be given by any means as may be agreed between the parties from time to time. The Sub-Subadviser shall not be required to acknowledge the instructions of the Subadviser, however such instructions may be received.

11.2The Sub-Subadviser shall not hold itself out as being the Subadviser, in particular, through the use of the Subadviser's full legal name. For the avoidance of doubt, the Sub-Subadviser may make fair use of the Subadviser's trade mark(s) or name solely for the purpose of identifying the Subadviser's own products or services without the Subadviser's prior permission provided that the Sub-Subadviser follows the relevant generally accepted trade mark usage practices in the territory concerned, in particular, by providing proper attribution of ownership of the Subadviser's trade mark(s).

12.Fees and Expenses

12.1The Subadviser shall pay the Sub-Subadviser by way of remuneration for its services hereunder such fees as may be agreed between the parties from time to time.

12.2Subject to Clause 12.4, the Sub-Subadviser will be responsible for its expenses under this Agreement, including the fees and expenses of any investment adviser appointed by it but for the avoidance of doubt not the fees and expenses of the Brokers or any prime brokers, custodians, administrators, auditor or other third party appointed by or on behalf of the Trust.

12.3The fees payable to the Sub-Subadviser hereunder will supplement and will not be abated by any other remuneration receivable by the Sub-Subadviser in connection with any transactions effected by the Sub- Subadviser for the Trust.

12.4The Subadviser shall reimburse to the Sub-Subadviser (i) such costs, fees and expenses incurred by the Sub- Subadviser as may be described in the Subadvisory Agreement as being payable by the Trust and (ii) such other expenses as shall be agreed in writing between the Subadviser and the Sub-Subadviser.

12.5The Sub-Subadviser may, in its absolute discretion, from time to time waive or rebate all or any part of its fees hereunder to the Trust, the Subadviser or any third party.

13.Limitation of Liability and Indemnity

13.1None of the Sub-Subadviser, SGLP or any of SGLP's limited partners will be liable to the Subadviser, the Co-Managers or the Trust, subject to the terms of the Subadvisory Agreement, in respect of any act or omission of any person, firm or company through whom transactions in Investments are effected for the account of the Trust or any other party having custody or possession of the assets of the Trust from time to time, or of any clearance or settlement system.

13.2None of the Sub-Subadviser, SGLP or any of SGLP's limited partners will be liable for any loss hereunder, or in connection with this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Subadviser's or SGLP's part in the performance of the Sub-Subadviser's duties or from its reckless disregard of the Sub-Subadviser's obligations and duties under this Agreement. To the extent the Subadviser is required to indemnify the Co-Managers under the Subadvisory Agreement for the acts and omissions of the Sub-Subadviser, the Sub-Subadviser shall indemnify the Subadviser, its affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Sub-Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Without prejudice to the foregoing, the Sub-Subadviser shall be liable in any respect for any loss (howsoever described) to the Trust or to a Co-Manager hereunder only to the extent such loss is not able to be recovered by the Trust or the Co-Manager, as applicable, from the Subadviser.

13.3No warranty is given by the Sub-Subadviser as to the performance or profitability of the Portfolio or any part of it.

13.4The Subadviser shall indemnify and keep indemnified the Sub-Subadviser, SGLP and each of their respective partners, affiliated persons, officers, directors and employees, for any liability and expenses (other than expenses incurred by the Sub-Subadviser for which it is responsible pursuant to Clause 12.2), including attorneys' fees, which may be sustained as a result of the Subadviser's or SGLP's willful misfeasance, bad faith, gross negligence, reckless disregard of the Sub-Subadviser's duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

13.5To the extent the limitation of liability and indemnity provisions of the Subadvisory Agreement are amended, this Agreement shall be deemed to be amended accordingly.

13.6Nothing in this Agreement shall exclude or restrict any duty or liability to the Subadviser which the Sub- Subadviser may have under Applicable Law.

14.Resignation and Termination

14.1This Agreement may be terminated without penalty at any time by either party giving not less than 60 days' prior written notice (or such shorter notice as the parties may agree) of termination to the other party, to be effective on such date specified in the notice. If the Subadvisory Agreement provides for a shorter or longer termination notice period, the Subadviser shall be able to terminate this Agreement on such shorter or longer notice as is set out in the Subadvisory Agreement.

14.2Notwithstanding the provisions of Clause 14.1, this Agreement shall terminate automatically (i) if the Sub- Subadviser ceases to be licensed and regulated by the JFSC, (ii) upon the termination for whatever reason of the Subadvisory Agreement or (iii) in the event of its assignment (as defined in the 1940 Act).

14.3On termination of this Agreement, the Sub-Subadviser shall be entitled to receive all fees and other monies accrued due up to the date of such termination but shall not be entitled to compensation in respect of such termination.

14.4Termination of this Agreement shall be without prejudice to the completion of transactions already initiated. In accordance with and subject to the Subadvisory Agreement, such transactions will be completed by the Sub-Subadviser as soon as practicable and in an orderly fashion in accordance with the Subadvisory Agreement. Following notification of termination of appointment under this Agreement, the Sub-Subadviser shall not enter into any transaction without the prior consent of the Subadviser, except to close out positions as required under this Clause in accordance with the Subadvisory Agreement and to return the Portfolio to cash or near cash in accordance with the Subadvisory Agreement.

14.5The Subadviser shall use reasonable efforts to procure that the Co-Managers and/or the Trust, as applicable, shall promptly satisfy all obligations arising in respect of transactions properly effected by the Sub- Subadviser on the Co-Managers' and/or the Trust's behalf, as applicable, prior to such termination (including, if applicable, any obligation to pay or provide margin or other collateral). For the avoidance of doubt, the Subadviser shall use reasonable efforts to procure that the Co-Managers and/or the Trust will, if so required by the Sub-Subadviser, retain in the Portfolio cash or cash equivalent instruments to meet the aggregate of such obligations.

14.6Upon termination of this Agreement in accordance with this Clause 14 the rights and obligations of the parties under this Agreement shall terminate and be of no future effect, except that Clauses 13, 17, 27, 28 and 29 and this Clause 14.6 shall remain in full force and effect.

15.Conflicts of Interest

15.1The services of the Sub-Subadviser hereunder are not to be deemed exclusive. The Subadviser acknowledges that: (i) any Systematica Person may from time to time act as investment manager, manager, investment adviser or dealer in relation to, or be otherwise involved in, investment funds, vehicles or accounts other than the Trust (including investment funds, vehicles or accounts in which only Systematica Persons may invest or vehicles which are indirectly invested in, or exposed to, the Trust (and for which the Sub-Subadviser will earn management fees and may earn performance fees)) which have similar or different objectives to those of the Trust ("Relevant Vehicles"); (ii) the Systematica Persons, or other investment professionals, involved in advising, sponsoring or managing Relevant Vehicles may, or may not, provide similar services to, or fulfil similar roles in respect of, the Trust; (iii) Relevant Vehicles may produce investment results that are substantially different from those of the Trust; and (iv) any Systematica Person may (subject to Applicable Law and the Subadvisory Agreement) use information, intellectual property and investment strategies which it obtains, produces, creates, develops or utilises in the performance of services to the Trust in relation to Relevant Vehicles, as they may determine in their sole discretion. It is, therefore, possible that any of them may, in the course of business, have potential conflicts of interest with the Trust and, in particular, but without limiting the generality of the foregoing, (i) to the extent that the Trust invests in similar markets and Investments at or about the same time, Relevant Vehicles may compete with the Trust with respect to Investments and (ii) the potential fees payable to the Subadviser and/or its Associates by any Relevant Vehicle might in certain circumstances exceed the potential fees payable to them by or in respect of the Trust. Each Systematica Person will, at all times, have regard in such event to its obligations to the Trust.

15.2The Sub-Subadviser is subject to a conflicts of interest policy which specifies the procedures that it follows and the measures that it has adopted in order to avoid such conflicts or to manage and/or disclose such conflicts in a way that ensures fair treatment for its clients.

15.3Subject always to Applicable Law and the Subadvisory Agreement, any Systematica Person may invest in, directly or indirectly, or manage or advise Relevant Vehicles which invest in assets which may also be purchased or sold by the Trust. No Systematica Person shall be under any obligation, as applicable, to offer investment opportunities of which any of them become aware to the Trust or to account to the Trust in respect of (or share with the Trust or inform the Trust of) any such transaction or any benefit received by any of them from any such transaction, but will allocate such opportunities at its discretion on an equitable basis between the Trust, as appropriate, and other clients. Systematica Persons may allocate resources as they in their sole discretion consider appropriate in managing the assets of the Trust and any Relevant Vehicles in accordance with their respective investment objectives and approaches.

15.4Subject always to Applicable Law and the Subadvisory Agreement, the Sub-Subadviser will not and will procure that each Associate of the Sub-Subadviser will not deal, as principal or agent for a third party, with the Trust or the Subadviser except where dealings are in compliance with the Advisers Act and carried out as if effected on normal commercial terms negotiated on an arm's length basis and provided also that:

(A)any Systematica Person may buy, hold and deal in any Investments upon its individual account notwithstanding that similar Investments may be held by the Trust; and

(B)nothing herein contained shall prevent any Systematica Person from contracting or entering into any financial or other transaction with any member of the Trust or the Subadviser or with any company or body any of whose shares or securities are held by or for the account of the Trust or from being interested in any such contract or transaction.

15.5For the avoidance of doubt, any Systematica Person may invest in the Trust through the direct or indirect acquisition of any equity interest (howsoever referred to) in the Trust.

15.6The parties hereto acknowledge that:

(A)partners, directors, officers, agents, members and shareholders of the Subadviser, SILP and/or the Trust are or may be interested in any Systematica Person as partners, members, directors, officers, employees, agents, shareholders or otherwise, and that partners, members, directors, officers, employees and agents of any Systematica Person are or may be interested in the Subadviser, SILP and/or the Trust as partners, directors, officers, agents, shareholders, members or otherwise;

(B)no person so interested shall be liable to account for any benefit to the other party by reason solely of such interest; and

(C)the services being supplied by any Systematica Person to the Trust and, where applicable, the Subadviser under this Agreement or otherwise may at the option of the Sub-Subadviser or the relevant Systematica Person be supplied through partners, members, directors, officers, employees or agents who are so interested.

16.No Licence

16.1The Subadviser and the Sub-Subadviser each acknowledges for the benefit of the other that:

(A)no provision of this Agreement grants either of them any rights, except as contained herein, in any intellectual property belonging to or developed by any of the parties or their Associates; and

(B)this Agreement does not constitute a licence in respect of any such intellectual property.

17.Confidentiality

17.1Subject to the Subadvisory Agreement, neither the Sub-Subadviser nor any of its Associates is obliged to disclose to the Trust, the Co-Managers or the Subadviser or, in making any decision or taking any step in connection with the investment management of the Portfolio, to take into consideration information either:

(A)the disclosure of which by it to the Trust or the Subadviser would or might be a breach of duty or confidence to any other person; or

(B)which came to the notice of a partner, member, director, officer, employee or agent of the Sub- Subadviser or any of its Associates, but does not come to the actual notice of the individual making the decision or taking the step in question.

17.2The Subadviser and the Sub-Subadviser shall at all times respect and protect the confidentiality of information acquired in consequence of this Agreement except pursuant to any right or obligation to or by which the relevant party may be entitled or bound to disclose information or under compulsion of law or pursuant to the requests and/or requirements of competent regulatory authorities including, without limitation, FINMA, the SEC and the JFSC.

17.3Nothing in this Clause 17 shall prevent the disclosure of information by either party to its Associates, auditors, or legal or other professional advisers in the proper performance of their duties. In addition, subject to the Subadvisory Agreement, the Subadviser, in accordance with Clauses 4(a) and 5(b) of the Subadvisory Agreement, hereby authorises the Sub-Subadviser to disclose information relating to the Trust and the Co- Managers to any of its Associates, and their auditors or legal or other professional advisers in the proper performance of their duties, subject to such Associates, auditors and advisers agreeing not to disclose such information to any third party.

17.4Neither of the parties hereto shall do or commit any act, matter or thing which would or might prejudice or bring into disrepute in any manner the business or reputation of another party or any director or member of such party.

18.Notices

18.1Any notice given hereunder shall be in writing and may be delivered by hand or sent by pre-paid courier to the relevant party's registered office or principal place of business for the time being or, in the case of any party hereto, to such other address as that party may from time to time notify to the other parties.

18.2Notices given by hand shall be deemed to have been given contemporaneously. Notices given by pre-paid courier shall be deemed to have been given 5 days after delivery by the person giving notice at the courier office.

19.Assignment

19.1Neither of the parties shall assign all or any of its rights or benefits under this Agreement without the written consent of the other party.

20.Amendments

20.1The Subadviser may amend this Agreement by giving the Sub-Subadviser not less than 7 days' written notice of the relevant amendments, to the extent that the Subadviser reasonably considers such amendments to be necessary in order to comply with Applicable Law, including the Advisers Act. Subject to the foregoing, this Agreement may only be amended by prior written agreement between the Subadviser and the Sub-Subadviser.

21.Reservation of Rights

21.1The rights, powers, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise.

21.2No failure to exercise nor any delay in exercising by either party to this Agreement any right, power, privilege or remedy under this Agreement shall impair or operate as a waiver thereof in whole or in part.

21.3No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

22.Whole Agreement

22.1This Agreement, together with any documents referred to in it, constitutes the whole agreement between the parties relating to the subject matter of this Agreement and supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter.

23.Severability

23.1If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, such provision shall be deemed to be deleted from this Agreement as if it had not originally been contained in this Agreement and the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected. Notwithstanding the foregoing in the event of such deletion the parties shall negotiate in good faith in order to agree the terms of a mutually acceptable and satisfactory alternative provision in place of the provision so deleted.

24.Counterparts

24.1This Agreement may be executed in any number of counterparts, which shall together constitute one agreement. Each party may enter into this Agreement by signing any such counterpart.

25.Communications

25.1Telephone conversations and electronic communications with the Trust or the Co-Managers may be recorded by the Sub-Subadviser. A copy of the recording of such conversations and communications will be available to the Trust or a Co-Manager, as applicable, on request for a period of five years, or up to seven years in accordance with the Sub-Subadviser's policies, from the date the recording is made.

26.No Partnership

26.1Nothing in this Agreement shall constitute or be deemed to constitute a partnership, joint venture or similar relationship between the parties and/or any other person nor, except as expressly provided, shall it constitute, or be deemed to constitute, either party the agent of the other party for any purpose.

27.Contracts (Rights of Third Parties) Act 1999

27.1Save for each third party referred to in Clause 13, which shall be entitled to enforce the relevant terms thereof, no person who is not a party to this Agreement shall have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

28.Governing Law

28.1Save as otherwise set out in Schedule 1, this Agreement and any non-contractual obligations arising from or connected with it shall be governed by English law and this Agreement shall be construed in accordance with English law.

29.Jurisdiction

29.1In relation to any legal action or proceedings arising out of or in connection with this Agreement (whether arising out of or in connection with contractual or non-contractual obligations) ("Proceedings"), each of the parties irrevocably submits to the exclusive jurisdiction alternatively to each other of the English courts and the Jersey courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum. For the avoidance of doubt, no other court shall have jurisdiction to settle any such claim, dispute, or matter of difference.

IN WITNESS whereof the parties hereto have caused this Agreement to be signed as of the day and year first above written.

SIGNED BY	)
for and on behalf of	)
SYSTEMATICA INVESTMENTS LIMITED	)
acting as the general partner of	)
SYSTEMATICA INVESTMENTS LP	)
SIGNED BY	)
for and on behalf of	)
SYSTEMATICA INVESTMENTS GP LIMITED	)
acting as the general partners of	)
SYSTEMATICA INVESTMENTS GUERNSEY LP	)

SCHEDULE 1

The Investment Company Act of 1940

1.19The Sub-Subadviser shall reasonably co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, provided that the Sub-Subadviser shall not be responsible for the Trust's compliance with such laws and regulations where compliance is required by parties other than the Sub-Subadviser and/or the Subadviser. In connection therewith, the Sub-Subadviser shall, among other things, prepare and file (or assist the Subadviser with the preparation and filing of, as applicable) such reports as are, or may in the future be, required by the SEC and are required to be filed by the Sub-Subadviser and/or the Subadviser (and not the Trust or the Co-Managers).

1.20The Sub-Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as and to the extent required of the Sub-Subadviser and/or the Subadviser by Rule 31a-l under the 1940 Act (where such records are not otherwise kept by the Trust, the Co-Managers or such other Trust service provider), and shall render (or assist the Subadviser in rendering, as applicable) to the Trust's Board of Trustees, such periodic and special reports as the Trustees may reasonably request. The Sub-Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

1.21The Sub-Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Sub-Subadviser hereby agrees that it shall not consult with a subadviser other than the Subadviser or with any other subadviser (non-affiliated with the Subadviser) to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

1.22The Sub-Subadviser shall keep the Trust's books and records required to be maintained by the Sub-Subadviser pursuant to paragraph 1.2 of this Schedule 1 and shall timely furnish (or assist the Subadviser in furnishing) to the Co-Managers all information relating to the Sub-Subadviser's services hereunder reasonably needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Sub-Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Sub-Subadviser will tender (or will assist the Subadviser in tendering) promptly to the Trust any of such records upon the Trust's request, provided, however, that the Sub- Subadviser may retain a copy of such records. The Sub-Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the SEC under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1.2 of this Schedule 1.

1.23In connection with its duties under this Agreement, the Sub-Subadviser agrees to maintain adequate compliance procedures reasonably designed to prevent its violation of the 1940 Act, the Commodity Exchange Act of 1936, as amended, the Advisers Act, and other applicable federal regulations.

1.24The Sub-Subadviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Sub-Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, with respect to the services provided hereunder, the Sub-Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with provisions applicable to it under the 1940 Act, the Commodity Exchange Act of 1936, as amended, the Advisers Act, and other applicable federal regulations.

1.25The Sub-Subadviser shall provide (or assist the Subadviser to provide) the Co-Managers with any information within its possession that is reasonably requested by the Co-Managers regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Subadviser shall provide (or assist the Subadviser to provide) the Co-Managers with any reasonable certification, documentation or other relevant information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation, in a form to be mutually agreed upon by the Subadviser and the Co-Managers. The Sub-Subadviser shall inform the Subadviser as soon as reasonably practicable if the Sub-Subadviser becomes aware of any information in the prospectus of the Trust relating to the Sub-Subadviser that is materially inaccurate or incomplete.

1.26The Sub-Subadviser shall assist the Subadviser to certify quarterly to the Co-Managers that the Sub- Subadviser, to the extent it is one of the "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) of the Subadviser, has complied materially with the requirements of the Code of Ethics during the previous quarter or, if not, explain what the Sub-Subadviser has done to address any such violation. Annually, the Sub- Subadviser shall assist the Subadviser to furnish a written report, which complies with the requirements of Rule 17j-1, concerning, among others, the Code of Ethics, to the Co-Managers. Upon reasonable written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Sub-Subadviser shall permit representatives of the Trust or the Co-Manager (in each case provided they are subject to applicable confidentiality obligations) to examine, on reasonable prior notice and at a mutually convenient time agreed upon by the Sub-Subadviser (or the Subadviser) and the Co-Managers, reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics, insofar as such reports or summaries relate solely to the Trust.

1.27Without prejudice to Clause 28 of this Agreement, any question of interpretation of any term or provision of this Schedule 1 or in Clauses 13.2 or 13.4 having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Schedule 1 or in Clauses 13.2 or 13.4, is related by rules, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

EXHIBIT C

MANAGEMENT OF DELAWARE INVESTMENTS FUND ADVISERS (SYSTEMATICA)

Systematica Investments Limited, acting as general partner of Systematica Investments LP (Systematica). Systematica launched in January 2015 after a decade of experience managing investor capital and a track record dating back to 2004. Systematica is a technology-driven firm focused on a quantitative and systematic approach to investing. The firm was founded by Leda Braga and has an investment philosophy based upon a disciplined research process and technological innovation. The Systematica Group has a global presence with offices in Jersey, Geneva, London, New York, Singapore and Shanghai. Systematica is licensed and regulated for the relevant classes of fund services business by the Jersey Financial Services Commission under the Financial Services (Jersey) Law 1998, as amended from time to time. Systematica Investments Limited is registered as an investment adviser with the U.S. Securities and Exchange Commission under the United States Investment Advisers Act of 1940, as amended. Systematica Investments Limited is also registered with the United States Commodity Futures Trading Commission as a commodity trading advisor and as a commodity pool operator and is a member of the U.S. National Futures Association in such capacity and is approved as a swap firm. As of December 31, 2022, Systematica and its affiliates within Systematica Investments Limited were managing in the aggregate approximately $17.3 billion in assets, as of December 31, 2022, in various institutional or separately managed, investment company, and insurance accounts.

The table below lists the names, addresses, and positions of Systematica Investments Limited's principal executive officer and each of its directors.

Name & Address*	Position
Leda Braga	Chief Executive Officer
Paul Rouse	Chief Operating Officer and Chief Financial Officer
Ben Dixon	General Counsel and Chief Compliance Officer

* The principal mailing address of the principal executive officer and each director is First Floor, 29 Esplanade, St. Helier, Jersey JE2 3QA.

COMPARABLE FUNDS FOR WHICH SYSTEMATICA

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Systematica provide investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory
	(as of December 31, 2022)	Fee Paid to Systematica
N/A	N/A	N/A

EXHIBIT D

SHAREHOLDER INFORMATION

As of February 13, 2023, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of February 13, 2023, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Academic Strategies	Pruco Life Insurance Company	213 Washington Street	94,960,750.343/59.87%
Asset Allocation Portfolio	PLAZ Annuity	Newark, NJ 07102-0000
Attn: Separate Accounts 7th Floor
	Fortitude Life Insurance & Annuity	Ten Exchange Place,	53,953,933.378/34.01%
Suite 2210
Jersey City, NJ 07302

	Pruco Life Insurance Company	213 Washington Street	164,578,610.80/6.07%
	PLNJ Annuity	Newark, NJ 07102-0000
Attn: Separate Accounts 7th Floor

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT (THE NOTICE)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding a new subadvisory agreement and new sub-subadvisory agreements for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the Portfolio's new subadviser and new sub-subadvisers and the new subadvisory agreement and the new sub-subadvisory agreements.

As discussed in the Information Statement, at a meeting held on September 19-20, 2022, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved a new subadvisory agreement (the New Subadvisory Agreement) and new sub-subadvisory agreements (each, a New Sub-Subadvisory Agreement, collectively the New Sub-Subadvisory Agreements, and with the New Subadvisory Agreement, the New Agreements) for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio). Effective December 9, 2022, Systematica Investments Limited as general partner of Systematica Investment LP (Systematica Limited) was added as a new subadviser to serve alongside the Portfolio's existing subadvisers, Jennison Associates LLC (Jennison), J.P. Morgan Investment Management Inc. (J.P. Morgan), Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management Inc. (Morgan Stanley), PGIM, Inc., PGIM Quantitative Solutions LLC (PGIM Quant Solutions), Wellington Management Company LLP (Wellington), Western Asset Management Company, LLC and Western Asset Management Company Limited (WAMCO). Also, effective December 1, 2022, Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively with Systematica Limited, Systematica) were added as new sub-subadvisers to the Portfolio. The New Agreements were approved in connection with the anticipated acquisition of the business of First Quadrant, LLC (FQ), the previous subadviser responsible for the currency sleeve of the Portfolio, by Systematica. The New Agreements were entered on December 1, 2022 and became effective on December 9, 2022.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into a New Subadvisory Agreement with Systematica Limited. Systematica Limited entered into the New Sub-Subadvisory Agreements with each of each of Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP. The New Agreements became effective December 9, 2022. The New Agreements will not affect the subadvisory agreements with Jennison, J.P. Morgan, MFS, Morgan Stanley, PGIM, Inc., PGIM Quant Solutions, Wellington, and WAMCO. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Agreements. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement provides such notice of the changes and presents information regarding Systematica and the New Agreements.

This Notice is being mailed on or about March 2, 2023, to all shareholders of record as of the close of business on December 9, 2022. A copy of the Information Statement will remain on the Portfolio's website until May 31, 2023.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until May 31, 2023. To ensure prompt delivery, you should make your request no later than May 16, 2023. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

THIS NOTICE AND THE INFORMATION STATEMENT ARE FOR YOUR INFORMATION ONLY. YOU ARE

NOT REQUIRED TO TAKE ANY ACTION.

ASTASAAN